Exhibit 10.2


________________________________________________________________________________


               FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                           DATED AS OF JANUARY 8, 1999

                                  BY AND AMONG

                         ALLIANCE NATIONAL INCORPORATED

                                       AND

                      THE SECURITYHOLDERS IDENTIFIED HEREIN

________________________________________________________________________________

                                TABLE OF CONTENTS

RECITALS......................................................................1

ARTICLE I         DEFINITIONS.................................................3
         1.1      Defined Terms...............................................3

ARTICLE II        BOARD; COMMITTEES..........................................12
         2.1      Board of Directors.........................................12
         2.2      Removal of Directors.......................................14
         2.3      Committees.................................................14
         2.4      Vacancies..................................................16
         2.5      Proxies....................................................16
         2.6      Compensation...............................................16
         2.7      Subsidiary Boards..........................................16

ARTICLE III       CERTAIN CORPORATE ACTION...................................16
         3.1      Approval of Certain Board Action...........................16
         3.2      Approval of Certain Stockholders...........................20
         3.3      Appointment of Appraiser...................................20
         3.4      Appointment of Certain Executive Personnel.................21

ARTICLE IV        TRANSFER OF SHARES.........................................21
         4.1      Restrictions on Transfer...................................21
         4.2      Certain Permitted Transfers................................21
         4.3      Rights of First Refusal....................................23
         4.4      Restrictions in Connection with Registrations..............26
         4.5      Tag-Along Right............................................27
         4.6      Transfers to a Competitor..................................28
         4.7      Sales of Beale Securities..................................29
         4.8      Sale of the Company........................................31
         4.9      Repurchase of Equity Interests.............................32
         4.10     Restrictions Following Qualified Public Offering...........32

ARTICLE V         PUT........................................................33
         5.1      Ability to Put.............................................33
         5.2      Put Price..................................................36
         5.3      Appraisal Procedure........................................37
         5.4      Consent Required to Put....................................37

ARTICLE VI        REGISTRATION RIGHTS........................................38
         6.1      Public Offering Shares.....................................38

ARTICLE VII  PREEMPTIVE RIGHTS...............................................46
         7.1      Preemptive Rights..........................................46
         7.2      Standstill.................................................50

ARTICLE VIII  TERMINATION....................................................50
         8.1      Termination................................................50

ARTICLE IX        MISCELLANEOUS..............................................53
         9.1      Information................................................53
         9.2      Certificate Legend.........................................54
         9.3      Negotiable Form............................................54
         9.4      Enforcement................................................55
         9.5      Specific Performance.......................................55
         9.6      Transferees................................................55
         9.7      Notices....................................................55
         9.8      Binding Effect; Assignment.................................65
         9.9      Governing Law..............................................65
         9.10     Severability...............................................65
         9.11     Entire Agreement...........................................66
         9.12     Counterparts...............................................66
         9.13     Amendment; Waiver..........................................66
         9.14     Captions...................................................66
         9.15     Waivers....................................................66
         9.16     Subsequent Option Grants...................................67
         9.17     Non-Competition............................................67

SCHEDULE 1        Holdings of Securityholders
SCHEDULE 2        Series C Adjusted Fully Diluted Capitalization
                  Sample Calculation
SCHEDULE 3        List of Certain Officers

                           FOURTH AMENDED AND RESTATED
                           STOCKHOLDERS' AGREEMENT OF
                         ALLIANCE NATIONAL INCORPORATED

         STOCKHOLDERS'  AGREEMENT dated as of January 8, 1999 (this "Agreement")
                                                                     ---------
by and among ALLIANCE NATIONAL INCORPORATED, a Nevada corporation (the "Company"); the parties identified on the signature pages under the heading
 -------
"Cahill,  Warnock Holders" (the "Cahill Holders"); the parties identified on the
                                 --------------
signature pages under the heading "Northwood Holders" (the "Northwood Holders");
                                                            -----------------
the party identified on the signature pages under the heading "Paribas Holder" (the "Paribas Holder"); the party identified on the signature pages under the
      ---------------
heading "PNA Holder" (the "PNA Holder"); the parties identified on the signature
                           ----------
pages  under the  heading  "Unit  Holders"  (the "Unit  Holders");  the  parties
                                                  -------------
identified on the signature pages under the heading the "Series C Holders" (the "Series C Holders"); and the parties identified on the signature pages under the
 ----------------
heading "Other Holders" (collectively, the "Other Holders"). The Cahill Holders,
                                            -------------
the Northwood Holders, the Paribas Holder, the PNA Holder, the Unit Holders, the Series C Holders, and the Other Holders are referred to herein collectively as the "Securityholders".
     ---------------

                                    RECITALS

         A. The Company entered into a Series A Convertible Preferred Stock Purchase Agreement, dated as of November 15, 1996 (the "First Series A Stock
                                                           ---------------------
Purchase  Agreement"),  with the Cahill  Holders,  pursuant  to which the Cahill
-------------------
Holders acquired shares of the Company's Series A Convertible Preferred Stock and warrants on the terms and conditions set forth therein.

         B. The Company entered into a Stockholders' Agreement, dated as of November 15, 1996 (the "Initial Stockholders' Agreement"), with the Cahill
                           ---------------------------------
Holders and certain of the Other Holders identified therein.

         C. The Company entered into a Series A Convertible Preferred Stock Purchase Agreement, dated as of December 31, 1996 (the "Second Series A Stock
                                                          ----------------------
Purchase  Agreement"),  with  the  Northwood  Holders,  pursuant  to  which  the
-------------------
Northwood Holders acquired shares of the Company's Series A Convertible Preferred Stock and warrants on the terms and conditions set forth therein.

         D. The Company entered into Subscription Agreements, dated as of December 30, 1996 and January 14, 1997, with certain of the Other Holders pursuant to which each of them acquired shares of the Company's Series A Convertible Preferred Stock and warrants on the terms and conditions set forth therein.

         E. The  Company  entered  into an Amended  and  Restated  Stockholders'
Agreement,  dated as of December  31, 1996 (the  "First  Restated  Stockholders'
                                                  ------------------------------
Agreement"),  with the  Cahill  Holders,  the  Northwood  Holders  and the Other
---------
Holders who subscribed for Series A Preferred Stock, which amended, restated and superseded in its entirety the Initial Stockholders' Agreement.

         F. The Company entered into an Amendment No. 1, dated as of January 14, 1997 ("Amendment No. 1"), to the First Restated Stockholders' Agreement with the
       ---------------
Cahill Holders, the Northwood Holders and the Other Holders who subscribed for Series A Preferred Stock.

         G. The Company entered into a Second Amended and Restated Stockholders' Agreement, dated as of February 15, 1997 (the "Second Restated Stockholders
                                                  ------------------------------
Agreement"),  with the Cahill Holders,  the Northwood Holders, the Other Holders
---------
who subscribed for Series A Preferred Stock, and the Paribas Holder which amended, restated and superseded in its entirety the First Restated Stockholders Agreement.

         H. The Company entered into a Series B Convertible Preferred Stock Purchase Agreement, dated as of April 29, 1998 (the "Series B Stock Purchase
                                                        ------------------------
Agreement"),  with the PNA Holder, the Cahill Holders, the Northwood Holders and
---------
certain of the Other Holders, pursuant to which such Securityholders acquired shares of the Company's Series B Convertible Preferred Stock.

         I. The Company entered into a Third Amended and Restated Stockholders' Agreement, dated as of April 29, 1998 (the "Third Restated Stockholders
                                                   -----------------------------
Agreement"),  with the Cahill Holders, the Northwood Holders, the Other Holders,
---------
the PNA Holder and the Paribas Holder which amended, restated and superseded in its entirety the Second Restated Stockholders Agreement.

         J. The Company entered into Series B Convertible Stock Purchase Agreements dated as of December 21, 1998 with the holders of units of limited partnership interest (the "Unit Holders") of certain limited partnerships, of
                            ------------
which various Subsidiaries of the Company are the general partners, pursuant to which such Unit Holders exchanged their units of limited partnership interest for shares of the Company's Series B Convertible Preferred Stock.

         K. The Company entered into an Amended and Restated Credit Agreement dated as of November 6, 1998 (as such agreement may be amended, supplemented, refinanced, modified or replaced, the "Credit Agreement") with certain financial
                                       ----------------
institutions party thereto from time to time and Paribas, as Agent, or any other successor Agent thereto.

         L.  On  the  date  hereof,  ALLIANCE  Holding,  Inc.,  a  wholly  owned subsidiary of the Company, was merged with and into Interoffice Superholdings Corporation ("Interoffice"), and, immediately thereafter, ANI Holding, Inc., a
               -----------
wholly owned subsidiary of the Company, was merged with and into Reckson Executive Centers, Inc. ("REC"), in each case pursuant to the respective merger
                           ---
agreements  (the "Merger  Agreements")  and in connection with such mergers (the
                  ------------------
"Mergers"),  the Series C Holders exchanged all of their shares of capital stock
 -------
of REC and Interoffice for shares of the Company's Series C Convertible Preferred Stock.

         M. On the date hereof, each Securityholder owns the shares of capital stock of the Company or options or warrants exercisable for shares of capital stock of the Company set forth opposite his, her or its name on Schedule 1 hereto.

         N. The Securityholders desire to enter into this Agreement with the Company which shall amend, restate and supersede in its entirety the Fourth Restated Stockholders' Agreement.

         Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1      Defined Terms. The following terms are defined as follows:
                  -------------

                  (a)  "Adjusted  Fully Diluted  Capitalization"  shall mean the
                        ---------------------------------------
                       number of issued and outstanding shares of Common Stock, assuming that (i) any Options or Warrants outstanding as of the date of this Agreement, and any Options outstanding under the Company's 1996 Stock Option Plan, whether or not outstanding as of the date of this Agreement, have been exercised in full, (ii) any outstanding options or warrants to purchase Common Stock or to purchase any security convertible into or exchangeable for Common Stock, other than those described in clause (i) hereof, that are Exercisable and that have an exercise price that is lower than the then fair market value of the Common Stock, have been exercised in full, and (iii) any outstanding securities that are then convertible into or exchangeable for Common Stock have been converted or exchanged in full.

                  (b)  "Affiliate"  shall mean, with respect to any Person,  (i)
                        ---------
                       any Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such Person, (ii) any executive officer (as such term is defined by Rule 501 promulgated under the Securities Act) or director (or individual with a similar capacity) of such Person, and (iii) when used with respect to an individual, shall include the Family Group Members of such individual.

                  (c)  "Annual Budget" shall mean the budget for the Company and
                        -------------
                       its Subsidiaries in respect of each fiscal year of the Company which shall include, without limitation, a cash flow projection, an operating budget, a capital expenditures budget and an acquisition budget.

                  (d)  "Beale  Employment  Agreement"  shall  mean that  certain
                        ----------------------------
                       Employment Agreement, dated as of November 15, 1996, between the Company and David W. Beale.

                  (e)  "Beneficially Own" shall have the meaning given such term
                        ----------------
                       under Rule 13d-3 promulgated under the Exchange Act. The term "Beneficial Ownership" shall have the correlative meaning. The foregoing terms shall exclude any record or Beneficial Ownership in any securities issued by RSI or any interest in JAH Realties L.P.

                  (f)  "Blackout Period' shall mean the period commencing on the
                        ---------------
                       consummation of a Qualified Public Offering and ending on the earliest to occur of (i) the second anniversary of the consummation of the Qualified Public Offering, (ii) the consummation of a secondary offering of the Common Stock in which (X) the gross proceeds of such offering equal or exceed 30% of the gross proceeds of the Qualified Public Offering, and (Y) the offering price per share of Common Stock is at least 10% higher than the offering price per share of Common Stock in the Qualified Public Offering (as adjusted to reflect stock dividends, stock splits, stock combinations or any other similar transaction occurring after the Qualified Public Offering), and (iii) the presentation by any Securityholder that is subject to restrictions on resale during the Blackout Period of evidence reasonably satisfactory to a majority of the other Securityholders that are also subject to such restrictions that the Company is capable of consummating an offering of the type described in clause (ii) hereof. The parties agree that the opinion of a bulge bracket underwriter to the foregoing effect based on the then current market price of the Common Stock, earnings multiples and any other relevant factors shall automatically be satisfactory evidence.

                  (g)  "Board" shall mean the Board of Directors of the Company.
                        -----

                  (h)  "Business Day" shall mean a day (other than a Saturday or
                        ------------
                       Sunday) on which both federally and New York State chartered banks are generally open for business in New York City.

                  (i)  "Certificates  of  Designation"  shall  mean the Series A
                        -----------------------------
                       Certificate of Designation, the Series B Certificate of Designation and the Series C Certificate of Designation.

                  (j)  "Commission"  shall  mean  the  Securities  and  Exchange
                        ----------
                       Commission or any other federal agency at the time administering the Securities Act.

                  (k)  "Common Stock" shall mean the Company's common stock, par
                        ------------
                       value $.01 per share, whether designated as Class A Common Stock or Class B Common Stock.

                  (l)  "Common Stock Equivalent" shall mean, with respect to any
                        -----------------------
                       Securityholder, the number of shares of Common Stock owned by such Securityholder, plus the number of shares of Conversion Stock, the number of Warrant Shares, and the number of Option Shares which such Securityholder has the right to acquire (or would upon the full vesting of all Options have the right to acquire) by conversion or exercise as of the date of determination thereof.

                  (m)  "Control"  shall mean the power to direct the  management
                        -------
                       and  policies  of  any  Person  whether   through  voting
                       control, by contract or otherwise, and the terms "Controls" and "Controlled" shall have the correlative
                        --------        ----------
                       meanings.

                  (n)  "Conversion  Stock" shall mean Common Stock issuable upon
                        -----------------
                       the conversion of the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock.

                  (o)  "Core   Business"   shall  mean  the   business   of  the
                        ---------------
                       outsourcing of office operations both on an on-site and off-site basis, and the outsourcing of business support services to customers or clients of the Company which purchase any of the Company's products or services.

                  (p)  "Director" shall mean any member of the Board.
                        --------

                  (q)  "Encumbrances"  shall  mean any and all  liens,  pledges,
                        ------------
                       claims, charges, security interests, options or other legal or equitable encumbrances and restrictions.

                  (r)  "Exchange Act" shall mean the Securities  Exchange Act of
                        ------------
                       1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (s)  "Exercisable"  shall mean, with respect to any options or
                        -----------
                       warrants to purchase Common Stock or any security convertible into or exchangeable for Common Stock, that at the time of determination, such options or warrants may be exercised for Common Stock or any security convertible into or exchangeable for Common Stock.

                  (t)  "Family  Group  Members"  shall  mean  (i)  the  parents,
                        ----------------------
                       grandparents, brothers, sisters, descendants (whether natural or adopted) and spouse of the specified individual; (ii) any spouse or descendant of any specified individual specified in clause (i) above; (iii) any trust created solely for the benefit of any individual described in clauses (i) through (ii) above;
                       (iv) any executor or administrator for any of the individuals described in clauses (i) through (ii) above;
                       (v) any partnership solely of individuals described in clauses (i) through (iv) above; and (vi) any tax exempt corporate foundation created by any of the Persons described in clauses (i) through (v) above exclusively engaged in charitable purposes.

                  (u)  "Fully Diluted  Capitalization"  shall mean the number of
                        -----------------------------
                       issued and outstanding shares of Common Stock assuming full issuance of all Conversion Stock, Warrant Shares, Option Shares and other shares of Common Stock issuable upon exercise of any other options to purchase Common Stock or any security convertible or exchangeable for Common Stock and conversion of any such convertible or exchangeable securities.

                  (v)  "GAAP"   shall   mean   generally   accepted   accounting
                        ----
                       principles.

                  (w)  "Incapacity"  with respect to an  individual,  shall mean
                        ----------
                       that a committee or conservator shall have been appointed for such individual or his property.

                  (x)  "Initial Public  Offering" shall mean the consummation of
                        ------------------------
                       either (i) a public offering that has received Super-Majority Approval, or (ii) a Qualified Public Offering.

                  (y)  "Intercompany  Agreement" means that certain Intercompany
                        -----------------------
                       Agreement, dated as of January 8, 1999, by and between the Company and the RSI Holder.

                  (z)  "JAH  Beneficial  Holders"  shall mean (i) Jon L. Halpern
                        ------------------------
                       and any Person Controlled by him, (ii) any Family Group Member of Jon L. Halpern so long as Jon L. Halpern has the power to control, by contract or otherwise, the vote of the Shares of Series C Preferred Stock or Common Stock Equivalents Beneficially Owned by such Family Group Member, and (iii) in the event of the death or Incapacity of Jon L. Halpern, any of his Family Group Members or any conservator or committee who, as a result of his death, obtain Beneficial Ownership of the Shares of Series C Preferred Stock or Common Stock Equivalents, which were Beneficially Owned by Jon L. Halpern prior to his death or Incapacity so long as Control with respect to such Beneficial Ownership thereof resides in a single individual.

                  (aa) "Majority  of  the  Shares  of  Series  A  and  Series  B
                        --------------------------------------------------------
                       Preferred  Stock"  shall  mean at  least  66-2/3%  of the
                       ----------------
                       Shares of the Series A Preferred Stock and Series B Preferred Stock (taken as a single class) issued and outstanding at the time any such vote is taken.

                  (bb) "Majority  of the  Shares  of Series C  Preferred  Stock"
                        -------------------------------------------------------
                       shall mean at least 50.1% of the Shares of the Series C Preferred Stock issued and outstanding at the time any such vote is taken.

                  (cc) "OnSite" shall mean OnSite Ventures, L.L.C.
                        ------

                  (dd) "OnSite Agreement" means the agreement to be entered into
                        ----------------
                       between the Company and OnSite with respect to the provision of Internet and telecommunications services to the Company by OnSite.

                  (ee) "Option Plan" shall mean the Company's  1996 Stock Option
                        -----------
                       Plan, the Company's 1998 Stock Option Plan, or any other stock option or phantom interest plan that has received Super-Majority Approval.

                  (ff) "Options"  shall mean (i) the options to purchase  Common
                        -------
                       Stock, each originally dated as of June 30, 1996, issued to David W. Beale, Kelly G. Besecker, Laura J. Kozelouzek and Alan M. Langer, (ii) the options to purchase Common Stock, each originally dated as of November 1, 1996, issued to David W. Beale, Louis Perlman, William E. Phillips and Arnold L. Cohen, (iii) the option to purchase Common Stock, originally dated as of August 4, 1998, issued to David W. Beale (as all of such options described in clauses (i), (ii) and (iii) have been amended and restated as of January 8, 1999), and (iv) any options to purchase Common Stock granted under an Option Plan.

                  (gg) "Option  Shares" shall mean the shares of Common Stock of
                        --------------
                       the Company issuable (or which may become issuable upon vesting) upon the exercise of Options.

                  (hh) "Person"    means   any    individual,    proprietorship,
                        ------
                       partnership, corporation, limited liability company, trust, estate, or other form of entity including, if applicable, any governmental authority or agency.

                  (ii) "Prime Rate" shall mean the prime rate publicly announced
                        ----------
                       by The Chase Manhattan Bank, N.A. from time to time.

                  (jj) "Pro Rata Share" with respect to any Securityholder shall
                        --------------
                       mean the percentage equal to the fraction obtained by dividing the number of Common Stock Equivalents such Securityholder owns by the aggregate number of all Common Stock Equivalents owned by all Securityholders.

                  (kk) "Prohibited  Business"  shall mean the  executive  office
                        --------------------
                       suite business in which the Company is engaged at the time of determination, taken as a whole and including (i) on-site and off-site operations and (ii) any product or service which is part of the executive office suite business and is being actively pursued for development by management of the Company and which has been presented to the Executive Committee of the Company and not been rejected thereby (provided that if such product or service has been rejected and thereafter been taken to the Board and not been rejected, such product or service shall be considered part of the Prohibited Business). The time of determination shall be the time of the development of a business or the making of any investment in question under Section 9.17 by any of the Persons subject to the restrictions in Section 9.17.

                  (ll) "Qualified  Public  Offering" shall mean the consummation
                        ---------------------------
                       of a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which (i) the aggregate gross proceeds of such offering equal or exceed $75 million, (ii) the valuation of the Company (as reflected by the quotient obtained by dividing (A) the product of (1) the Adjusted Fully Diluted Capitalization (giving effect to the Qualified Public Offering) and (2) the aggregate gross proceeds of such offering by (B) the number of shares of Common Stock sold in such offering) equals or exceeds a multiple of 20 times the Company's projected net income for the 12 month period following the date of the most recent financial statements included in the registration statement for such offering (which projected net income shall be based on reasonable assumptions that have been disclosed to the Board and shall be determined in a manner consistent with the last regularly prepared quarterly financial statements of the Company, except for any change in accounting practices made subsequent thereto with which the Company's independent accountants concur and in accordance with applicable financial standards (e.g. AICPA Professional
                                                         ----
                       Standards  Section  200 for a Financial  Forecast)),  and
                       (iii) the lead managing underwriter is either a "bulge bracket" firm or BT Alex. Brown Incorporated, NationsBank Montgomery Securities LLC or William Blair & Company, L.L.C. The assumptions used in determining projected net income may include: (i) consistency in financial reporting policies and procedures (except as otherwise required or suggested by GAAP), (ii) the earnings growth of the Company during the relevant (e.g., prior 2- year) period, (iii) projected events and transactions during the projected one year period per the Annual Budget (as adjusted per variance analysis for the prior four quarters) and the expected use of funds from the public offering, (iv) financial effect (pro forma) of any acquisitions that are likely to be consummated and (v) such other factors as any investment banking firm described above might consider in valuing the Company.

                  (mm) "Qualifying  Series C Beneficial  Holders" shall mean the
                        ----------------------------------------
                       RSI Beneficial Holders, the JAH Beneficial Holders, the Rabinowitz Beneficial Holders, the Rieger Beneficial Holders and the Widder Beneficial Holders.

                  (nn) "Rabinowitz  Beneficial  Holders"  shall  mean (i) Martin
                        -------------------------------
                       Rabinowitz and any Person Controlled by him, (ii) any Family Group Member of Martin Rabinowitz so long as Martin Rabinowitz has the power to control, by contract or otherwise, the vote of the Shares of Series C Preferred Stock or Common Stock Equivalents Beneficially Owned by such Family Group Member, and (iii) in the event of the death or Incapacity of Martin Rabinowitz, any of his Family Group Members or any conservator or committee who, as a result of his death or Incapacity, obtain Beneficial Ownership of the shares of Series C Preferred Stock or the Common Stock Equivalents, which were Beneficially Owned by Martin Rabinowitz prior to his death. Notwithstanding the foregoing provisions of this definition, no Person shall be deemed a Rabinowitz Beneficial Holder with respect to any shares of Series C Preferred Stock or Common Stock Equivalents which were not acquired by a Rabinowitz Beneficial Holder either (i) pursuant to the Merger Agreements, or (ii) by exercise of a right to purchase under Article 4 or under Section 7.1 hereof.

                  (oo) "Registered  Securities"  shall mean  securities that (i)
                        ----------------------
                       have been  registered  under the  Securities Act and (ii)
                       are of a class (A) listed on a national securities exchange or designated for quotation on NASDAQ, and (B) having an aggregate market value (which shall include securities issued to the holders of the Company's securities) of at least $50,000,000.

                  (pp) "Rieger Beneficial  Holders" shall mean (i) Robert Rieger
                        --------------------------
                       and any Person Controlled by him, (ii) any Family Group Member of Robert Rieger so long as Robert Rieger has the power to control, by contract or otherwise, the vote of the Shares of Series C Preferred Stock or Common Stock Equivalents, and (iii) in the event of the death or Incapacity of Robert Rieger, any of his Family Group Members or any conservator or committee who, as a result of his death or Incapacity, obtain Beneficial Ownership of the shares of Series C Preferred Stock or the Common Stock Equivalents, which were Beneficially Owned by Robert Rieger prior to his death. Notwithstanding the foregoing provisions of this definition, no Person shall be deemed a Rieger Beneficial Holder with respect to any shares of Series C Preferred Stock or Common Stock Equivalents which were not acquired by a Rieger
                       Beneficial Holder either (i) pursuant to the Merger Agreements, or (ii) by exercise of a right to purchase under Article 4 or under Section 7.1 hereof.

                  (qq) "RSI" shall mean Reckson Service Industries, Inc.
                        ---

                  (rr) "RSI   Beneficial   Holders"   shall  mean  RSI  and  any
                        --------------------------
                       Affiliates of RSI Controlled by RSI, in each case for so long as an acquisition of Control of RSI of the type described in Section 4.6 has not occurred.

                  (ss) "Sale of the Company"  shall mean (i)  consummation  of a
                        -------------------
                       merger or consolidation (or similar transaction) of the Company with or into another Person that is not a direct or indirect parent or subsidiary of the Company pursuant to which all or substantially all of the then outstanding shares of capital stock of the Company are converted or exchanged into the right to receive cash or securities of another Person, (ii) the consummation of the sale or other disposition of all or substantially all of the outstanding Shares, Options and Warrants that are the subject of this Agreement to a Person that is not a direct or indirect parent or Subsidiary of the Company or
                       (iii) the consummation of the sale or other disposition of all or substantially all of the Company's assets to a Person that is not a direct or indirect parent or Subsidiary of the Company; provided, however, that
                                                      --------    -------
                       notwithstanding anything to the contrary contained herein, a Sale of the Company shall only be deemed to have occurred if at least 80% of the consideration to be received by the Securityholders in connection with such transaction  is  payable  in (i)  cash,  (ii)  Registered
                       Securities or (iii) any combination of cash and Registered Securities.

                  (tt) "Securities  Act" shall mean the  Securities Act of 1933,
                        ---------------
                       or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (uu) "Series A and Series B  Preferred  Directors"  shall mean
                        -------------------------------------------
                       the directors nominated by the Series A Holders and the Series B Holders pursuant to Section 2.1(a) and (b).

                  (vv) "Series A  Certificate  of  Designation"  shall  mean the
                        --------------------------------------
                       Fourth Amended and Restated Certificate of Designation of Series A Preferred Stock, dated as of December 29, 1998, to the Company's Articles of Incorporation.

                  (ww) "Series A Holders" shall mean the holders of the Series A
                        ----------------
                       Preferred Stock issued and outstanding at any time.

                  (xx) "Series  A  Preferred  Stock"  shall  mean the  Company's
                        ---------------------------
                       Series A convertible preferred stock, par value $.01 per share, having such rights, preferences and privileges as may be in effect from time to time.

                  (yy) "Series B  Certificate  of  Designation"  shall  mean the
                        --------------------------------------
                       Amended and Restated Certificate of Designation of Series B Preferred Stock, dated as of December 29, 1998, to the Company's Articles of Incorporation.

                  (zz) "Series B Holders" shall mean the holders of the Series B
                        ----------------
                       Preferred Stock issued and outstanding at any time.

                  (aaa)"Series  B  Preferred  Stock"  shall  mean the  Company's
                        ---------------------------
                       Series B convertible preferred stock, par value $.01 per share, having such rights, preferences and privileges as may be in effect from time to time.

                  (bbb)"Series C Adjusted  Fully Diluted  Capitalization"  shall
                        ------------------------------------------------
                       mean the Adjusted Fully Diluted Capitalization,

                       (i)  decreased by the number of Common Stock  Equivalents
                            (A) issued upon the exercise of options to purchase Shares granted to directors or employees of or consultants to the Company pursuant to the Company's 1998 Stock Option Plan or any other stock option plan of the Company (other than the Company's 1996 Stock Option Plan), (B) issued pursuant to the exercise of any rights, warrants, options (other than as described in clause (A) hereof) or other agreements to purchase Shares, which rights, warrants, options or other agreements are not outstanding on the date of this Agreement (except if and to the extent that the Series C Holders had the right to exercise preemptive rights under Article 7 with respect to the initial sale or grant by the Company of such rights, warrants, options or agreements), (C) issued in an Initial Public Offering as to which the RSI Beneficial Holders or the Series C Holders would have had the right to exercise preemptive rights under Section 7.1(b) but for the limitation set forth in Section 7.1(b) relating to the right to acquire up to 30% of the New Securities sold in such Initial Public Offering until other Persons have purchased $75,000,000 of such New Securities, and (D) issued as consideration for, or in connection with, any merger or acquisition of the stock or assets of any acquired entity by the Company, and

                       (ii) increased  in the event  there is an issuance of New
                            Securities (as defined in Section 7.1(a)) or Additional Securities (as defined in Section 7.1(b)) by the number of Unused Backlog CSE's (as hereinafter defined) as to which the RSI Beneficial Holders or any of the Series C Holders have the right to exercise (as determined below) preemptive rights under the second paragraph of Section 7.1(a) or under Section 7.1(b) (the "Testing Sections").

As used herein, "Backlog CSE's" shall mean the aggregate number of Common Stock Equivalents by which the Adjusted Fully Diluted Capitalization has been decreased pursuant to clause (i) above of this Section 1.1(bbb), and "Unused Backlog CSE's" shall mean the number of Backlog CSE's reduced by the number of Backlog CSE's by which the Adjusted Fully Diluted Capitalization has been increased pursuant to clause (ii) above of this Section 1.1(bbb). For the purpose of determining whether the RSI Beneficial Holders or the Series C Holders have the right to exercise preemptive rights under the Testing Sections with respect to Unused Backlog CSEs, the RSI Beneficial Holders or the Series C Holders, as the case may be, shall be deemed to have such rights if and to the extent that the number of New Securities or Additional Securities which the RSI Beneficial Holders or any of the Series C Holders have the right to purchase under the Testing Sections is greater than the number of such New Securities or Additional Securities which the RSI Beneficial Holders or any Series C Holders would then have the right to purchase if the RSI Beneficial Holders and the Series C Holders (x) had actually exercised preemptive rights to the maximum extent permitted to them under Sections 7.1(a) and 7.1(b) with respect to all issuances of New Securities or Additional Securities, and (y) had the right to exercise, and had actually exercised, preemptive rights under the Testing Sections with respect to all issuances described in clause (i) above of this
Section 1.1(bbb). If at any time the Company requests, and the RSI Beneficial Holders or the Series C Holders agree to, the waiver of preemptive rights that the RSI Beneficial Holders or such Series C Holders may then have with respect to New Securities or Additional Securities, then for purposes of this Agreement, the RSI Beneficial Holders and the Series C Holders shall not be deemed to have had the right to exercise preemptive rights with respect to such New Securities or Additional Securities. A sample calculation of the Series C Adjusted Fully Diluted Capitalization is attached as Schedule 2 to this Agreement.

                  (ccc) Series C  Certificate  of  Designation"  shall  mean the
                        --------------------------------------
                       Certificate of Designation of the Series C Preferred Stock, dated as of December 29, 1998, to the Company's Articles of Incorporation.

                  (ddd)"Series C Holders"  shall mean the  holders of the Series
                        ----------------
                       C Preferred Stock issued and outstanding at any time.

                  (eee)"Series C Preferred  Directors"  shall mean the directors
                        -----------------------------
                       nominated by the Series C Holders pursuant to Section 2.1(a) and (b).

                  (fff)"Series  C  Preferred  Stock"  shall  mean the  Company's
                        ---------------------------
                       Series C convertible preferred stock, par value $.01 per share, having such rights, preferences and privileges as may be in effect from time to time.

                  (ggg)"Shares"  shall mean any  shares of capital  stock of the
                        ------
                       Company, including, without limitation, Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Warrant Shares and Option Shares, now or hereafter issued.

                  (hhh)"Subsidiary"  shall mean any corporation,  partnership or
                        ----------
                       limited liability company of which a majority of the outstanding voting securities or other voting equity interests or voting power are owned, directly or indirectly, by the Company.

                  (iii)"Super-Majority   Approval"  shall  mean  approval  of  a
                        -------------------------
                       majority of the whole Board (which majority shall include a majority of the Series C Preferred Directors and, solely with respect to the actions specified in Sections 3.1(e), 3.1(f), and 3.1(j), at least two Series A and Series B Preferred Directors).

                  (jjj)"Warrants"  shall mean (1) the warrants  originally dated
                        --------
                       as of November 15, 1996 issued to the Cahill Holders, (2) the warrants originally dated as of November 15, 1996, December 31, 1996, February 15, 1997 and April 29, 1998 issued to Thomas S. Shattan, Gregory E. Mendel and G. Kevin Fechtmeyer and the warrants originally dated as of December 31, 1996 and April 29, 1998 issued to The Shattan Group, LLC, (3) the warrants originally dated as of December 31, 1996 and February 15, 1997 issued to the Northwood Holders, (4) the warrants originally dated as of December 31, 1996, January 14, 1997 and February 15, 1997 issued to certain of the Other Holders, and (5) the warrants originally dated as of February 15, 1997 issued to the Paribas Holder (as all of such warrants described in clauses (1), (2), (3), (4) and (5) have been amended and restated as of January 8, 1999).

                  (kkk)"Warrant  Shares"  shall mean the shares of Common  Stock
                        ---------------
                       of  the  Company   issuable  upon  the  exercise  of  the
                       Warrants.

                  (lll)"Widder Beneficial  Holders" shall mean (i) Arnold Widder
                        --------------------------
                       and any Person Controlled by him, (ii) any Family Group Member of Arnold Widder so long as Arnold Widder has the power to control, by contract or otherwise, the vote of the Shares of Series C Preferred Stock or Common Stock Equivalents Beneficially Owned by such Family Group Member, and (iii) in the event of the death or Incapacity of Arnold Widder, any of his Family Group Members or any conservator or committee who, as a result of his death or Incapacity, obtain Beneficial Ownership of the shares of Series C Preferred Stock or the Common Stock Equivalents, which were Beneficially Owned by Arnold Widder prior to his death. Notwithstanding the foregoing provisions of this definition, no Person shall be deemed a Widder Beneficial Holder with respect to any shares of Series C Preferred Stock or Common Stock Equivalents which were not acquired by a Widder Beneficial Holder either (i) pursuant to the Merger Agreements, or (ii) by exercise of a right to purchase under Article 4 or under Section 7.1 hereof.

                                   ARTICLE II
                                BOARD; COMMITTEES

         2.1      Board of Directors.
                  ------------------

                  (a) The Board shall consist of ten Directors, (i) three Directors initially nominated by David W. Beale (which nominees shall initially be David W. Beale, Arnold L. Cohen, and Louis Perlman) (collectively, and as may be reduced pursuant to Section 2.1 (b) hereof, the "Company
                                                                         -------
                       Directors"),  (ii) three Directors  (collectively,  along
                       ---------
                       with any additional Person nominated pursuant to Section 2.1(b) hereof, the "Series A and Series B Preferred
                                              ----------------------------------
                       Directors")  initially nominated as follows: two shall be
                       ---------
                       designated by the Cahill Holders (which nominees shall initially be David L. Warnock and G. Lee Bohs), and one shall be designated by the Northwood Holders (which nominee shall initially be Henry T. Wilson), and (iii) four Directors (collectively, the "Series C Preferred
                                                              ------------------
                       Directors")  initially nominated by holders of a Majority
                       ---------
                       of the Shares of Series C Preferred Stock (which
                       nominees shall initially be Scott Rechler, Jon Halpern, Arnold Widder and William E. Phillips). William E. Phillips is sometimes referred to herein as the "Special
                                                                         -------
                       Series C Director".  The Chairman of the Board shall be a
                       -----------------
                       Series C Preferred Director nominated by the holders of a Majority of the Shares of Series C Preferred Stock and reasonably acceptable to the Company Directors and the Series A and Series B Preferred Directors. The Chairman of the Board shall not serve as an employee or officer of the Company but shall be vested with the rights and privileges typically accorded the Chairman of the Board of Directors under applicable corporate law, including, without limitation, the right to call special meetings of the Board or stockholders in accordance with the Company's By-laws. Notwithstanding the foregoing, the Chairman of the Board and the Chief Executive Officer of the Company shall jointly prepare the agenda for and chair each meeting of the Board. The initial Chairman of the Board shall be Scott Rechler.

                  (b) Upon the earlier to occur of (i) the retirement, resignation, disability or death of any Company Director (other than David W. Beale) or the Special Series C Director, after the date hereof and (ii) January 1, 2001, the Directors shall be reelected, such that there shall be (A) three Company Directors who shall be nominated by David W. Beale, (B) four Series C Preferred Directors who shall be nominated by the holders of a Majority of the Shares of Series C Preferred Stock (which Series C Preferred Directors shall not be required to include William E. Phillips), and (C) three Series A and Series B Preferred Directors who shall be nominated by the Cahill Holders and the Northwood Holders as set forth in Section 2.1(a). If by January 1, 2001, none of the Company
                       Directors (other than David W. Beale) or the Special Series C Director has ceased to be a Director by reason of retirement, resignation, disability or death, then one of the Company Directors or the Special Series C Director shall resign as a Director as of that date, and, if such resignation has not occurred by January 10, 2001, the Board shall vote to remove one Company Director (other than David W. Beale) or the Special Series C Director pursuant to a designation to be made by a majority of the Series C Preferred Directors, following which the Board shall be re-elected in accordance with the first sentence of this Section 2.1(b). Upon any retirement, resignation, disability or death of any Company Director (other than David W. Beale) following the date that the Directors are reelected pursuant to this Section 2.1(b), the Cahill Holders shall have the right to appoint his successor (who shall be reasonably satisfactory to the Northwood Holders). Thereafter, there shall be (x) four Series A and Series B Preferred Directors, three of whom shall be nominated by the Cahill Holders (one of whom shall be reasonably satisfactory to the Northwood Holder) and one of whom shall be nominated by the Northwood Holders, (y) two Company Directors, who shall be nominated by David W. Beale, and (z) four Series C Preferred Directors who shall be nominated by the holders of a Majority of the Shares of the Series C Preferred Stock.

                  (c) Notwithstanding anything to the contrary contained herein, (i) David W. Beale shall have the rights set forth herein to nominate all of the Company Directors (as the number of Company Directors shall be reduced pursuant to Section 2.1(b)) only so long as he maintains Beneficial Ownership of at least 50% of the Common Stock Equivalents held by him as of the date of this Agreement and the Beale Employment Agreement has not been terminated by the Company for Cause (as defined therein); provided, however, that so long as David W. Beale is the
                       --------   -------
                       Chief Executive Officer of the Company he shall serve as a Director, (ii) the Cahill Holders and the Northwood Holders each shall have the rights set forth herein to nominate the Series A and Series B Preferred Directors, and Series A and Series B Preferred Directors shall have the right to nominate members of the Committees described in Section 2.3 hereof, only so long as the Cahill Holders or the Northwood Holders, as the case may be, maintain Beneficial Ownership in the aggregate of at least 50% of the Common Stock Equivalents (excluding Warrant Shares) initially acquired by it pursuant to the First Series A Stock Purchase Agreement and the Second Series A Stock Purchase Agreement, and (iii) the holders of a Majority of the Shares of Series C Preferred Stock shall have the rights set forth herein to nominate the Series C Preferred Directors and to designate the Chairman of the Board, and the Series C Preferred Directors shall have the right to nominate members of the Committees described in Section 2.3 hereof, only so long as the Qualifying Series C Beneficial Holders maintain Beneficial Ownership of at least 20% of the Series C Adjusted Fully Diluted Capitalization. If any of David W. Beale, the Cahill Holders, the Northwood Holders or the Series C Holders loses its rights to designate Directors, the Directors which such Securityholder was entitled to designate shall promptly resign and the vacancies created by such resignations shall be filled by the stockholders of the Company voting at a meeting or by written consent at any time after the consummation of the transaction in which any such Person lost its rights to designate Directors. If any Directors or Committee members who are required to resign such positions pursuant to the preceding sentences fail to promptly tender their written resignations, the stockholders and the remaining Directors shall promptly take such steps as may be necessary or appropriate under the Company's bylaws and applicable law in order to remove such Directors and/or Committee members. The Directors designated by the stockholders of the Company shall appoint successor committee members to fill any vacancies then existing as a result of the resignations of the Directors referred to in the two preceding sentences (other than any vacancy on the Executive Committee created by the failure of David W. Beale to serve thereon which shall be handled in the manner provided in Section 2.3(a)).

                  (d) Wherever this Agreement provides that any vote is based on a majority of the Series C Preferred Directors, the Special Series C Director shall not be included in either the numerator or the denominator for purposes of determining whether there has been such a majority vote of Series C Preferred Directors.

                  (e) The Company shall give the PNA Holder notice of (in the same manner as notice is given to directors), and permit one Person designated by the PNA Holder to attend as a non-voting observer, all meetings of the Board and shall provide to such observer the same information concerning the Company, and access thereto, provided to members of the Board. Such observer shall keep all such information confidential and shall not directly or indirectly use such information for any purpose other than evaluating the PNA Holder's continued investment in the Series B Preferred Stock. The direct out-of-pocket expenses reasonably incurred by any such designee of the PNA Holder in attending any board meetings shall be reimbursed by the Company. The PNA Holder shall have the rights set forth herein to a non-voting board observer only so long as the PNA Holder maintains ownership in the aggregate of at least 50% of the Common Stock Equivalents initially acquired by it pursuant to the Series B Stock Purchase Agreement. Notwithstanding the foregoing, the Company reserves the right to excuse the non-voting board observer from all or any portion of any meeting of the Board if the Board determines in its good faith discretion that there are confidential matters to be discussed relating to the Company's debt financing.

                  (f)  Election of  Nominees.  On the date  hereof,  and at each
                       ---------------------
                       annual meeting of stockholders of the Company or any special meeting called for the purpose of electing Directors of the Company (or by consent of stockholders in lieu of any such meeting) or at such other time or times as the Securityholders may agree, the Securityholders shall vote all of their respective Shares entitled to vote in favor of the election of all of the Persons so nominated in accordance with Section 2.1(a) and Section 2.1(b) and no other Person.

                  (g)  Term.  Each  of  the  Series  A and  Series  B  Preferred
                       ----
                       Directors, the Series C Preferred Directors and the Company Directors shall hold office as a Director of the Company for a term of one year.

         2.2 Removal of Directors.  No Securityholder shall vote any Shares, and
             --------------------
no Director shall vote, in favor of the removal of a Director designated by David W. Beale, the Cahill Holders, the Northwood Holders or the Series C Holders unless (i) the right of such other Securityholder(s) to so designate such Director shall no longer exist as a result of Section 2.1(c), or (ii) such other Securityholder(s) shall have requested that the Securityholders or Directors vote for the removal of any such Director (provided the Securityholder(s) making such request shall at such time remain entitled to designate a Director pursuant to Section 2.1(c)). In the case of clause (ii) of the immediately preceding sentence, the (x) Securityholders shall vote all of their Shares entitled to vote and (y) Directors shall vote, as the case may be, immediately upon request in favor of the removal of such Director and the election of any replacement Director as may be designated by requesting Securityholder(s).

         2.3      Committees.
                  ----------

                  (a) The Executive Committee of the Board shall consist of four Directors: (i) two Directors nominated by the Series A and Series B Preferred Directors (which nominees shall initially be David W. Beale, who shall be entitled to serve on the Executive Committee for so long as he remains Chief Executive Officer of the Company, and David
                       L. Warnock) and (ii) two Directors nominated by the Series C Preferred Directors (which nominees shall initially be Scott Rechler and Jon Halpern). The Chairman of the Executive Committee shall be David W. Beale, who shall hold such title for so long as he serves on the Executive Committee, and, thereafter, the Chairman shall be any successor Chief Executive Officer to David W. Beale. To the extent permitted by law, the Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company; provided, however, that, in
                                                    --------   -------
                       no event, shall the Executive Committee have the authority to authorize any action which requires Super-Majority Approval under this Agreement. If a majority of the members of the entire Executive Committee shall not agree on a decision with respect to any matter over which it has authority to act, such matter shall be referred to the Board for its determination. Without limiting the foregoing, it is intended that the Executive Committee shall be responsible for such matters as non-annual (project level) budget approvals, commitment of capital, incurrence of debt and significant contractual relations. The Executive Committee shall maintain minutes of its meetings and report to the Board on all of its proceedings.

                  (b)  The Audit  Committee  of the Board shall  consist of four
                       Directors: (i) two Directors nominated by the Series A and Series B Preferred Directors, who shall not be officers or employees of the Company (which nominees shall initially be Messrs. Arnold Cohen and G. Lee Bohs) and (ii) two Directors nominated by the Series C Preferred Directors (which nominees shall initially be Messrs. Scott Rechler and Arnold Widder). Subject to
                       Section 2.1(c), the Series C Preferred Directors shall have the right to designate the Chairman of the Audit Committee of the Board. The Audit Committee shall recommend the engagement of independent auditors, review and consider actions of management in matters relating to audit function, review with independent auditors the scope and results of their audit engagement, review the system of internal controls and procedures of the Company and its

                       Subsidiaries, and review the effectiveness of procedures intended to prevent violations of law and regulations. The Audit Committee shall also approve the engagement letter of the Company's independent accountants, direct the internal control (or internal audit) department, if any, be authorized to direct agreed upon procedures review by independent public accountants or consultants and review and approve all public securities filings and audited financial statements.

                  (c) The Compensation Committee of the Board shall consist of four Directors: (i) two Directors nominated by the Series A and Series B Preferred Directors, who shall not be officers or employees of the Company (which nominees shall initially be Messrs. Louis Perlman and David L. Warnock), and (ii) two Directors nominated by the Series C Preferred Directors (which nominees shall initially be Messrs. Scott Rechler and Jon Halpern). The grant or allocation of rights, warrants, options or other agreements to purchase Common Stock or any security convertible into or exchangeable for Common Stock under any Option Plan or as compensation to any employee, consultant, Director or officer of the Company shall require approval of a majority of the members of the Compensation Committee.

                  (d) The Board shall establish a Strategic Steering Committee, which shall be a management committee. The Strategic Steering Committee shall consist of David W. Beale, three members appointed by the Series C Preferred Directors (which members need not be Directors and which members shall initially include Jon L. Halpern) and three senior managers of the Company appointed by the Chief Executive Officer of the Company. The Strategic Steering Committee shall be responsible for evaluating and recommending new products, technologies and strategies with a view towards ensuring the ultimate success of the Company by continually meeting the changing needs of customers of the Company. There shall be no chairman of the Strategic Steering Committee.

         2.4  Vacancies.  Subject to  Sections  2.1(b),  2.1(c) and 2.3,  if any
              ---------
vacancy occurs in the Board or any Committee thereof because of death, disability, resignation, retirement or removal of a Director or a Committee member in accordance with this Agreement, the Securityholder or Securityholders that nominated the Person creating such vacancy (or the Directors who nominated the Committee member) shall nominate a successor (provided that such Securityholder shall at such time remain entitled to designate a Director, or the relevant Directors shall at such time remain entitled to nominate a Committee member, as the case may be, pursuant to Sections 2.1(a), 2.1(b), 2.1(c) and 2.3), and all Securityholders shall vote the Shares held by them which are entitled to vote in favor of the election of such successor to the Board and all of the Directors shall elect or appoint the successors to such Committee of the Board. Any vacancy that occurs shall be filled as promptly as possible upon the request of the group having the right to nominate a Person to fill such vacancy.

         2.5 Proxies.  Neither the Company nor any Securityholder shall give any
             -------
proxy or power of attorney to any Person or entity that permits the holder thereof to vote in his discretion on any matter that may be submitted to the Company's Securityholders for their consideration and approval, unless such proxy or power of attorney is made subject to and is exercised in conformity with the provisions of this Agreement.

         2.6 Compensation.  Each Director shall be reimbursed by the Company for
             ------------
all direct out-of-pocket expenses incurred in the reasonable discretion of the Director in connection with their services as a Director and a committee member and each Director, other than any Director who is an officer of the Company, shall receive from the Company an annual Director's fee of $5,000.

         2.7 Subsidiary  Boards. The board of directors of each Subsidiary shall
             ------------------
be comprised of a single director who shall be David W. Beale or any successor Chief Executive Officer. No action taken by the board of directors of any Subsidiary shall be contrary to or inconsistent with the policies, recommendations or directions of the Board.


                                   ARTICLE III

                            CERTAIN CORPORATE ACTION

         3.1 Approval of Certain  Board Action.  None of the  following  actions
             ---------------------------------
shall be taken by the Company or any of its Controlled Affiliates without Super-Majority Approval (provided that if at the time of the proposed action (i) the Qualifying Series C Beneficial Holders do not have aggregate Beneficial Ownership of at least 20% of the Series C Adjusted Fully Diluted Capitalization, then the approval of a majority of the Series C Preferred Directors shall not be required as part of the Super-Majority Approval, and (ii) the Cahill Holders and the Northwood Holders do not have aggregate Beneficial Ownership of 50% of the Common Stock Equivalents (excluding Warrant Shares) initially acquired by them pursuant to the First Series A Stock Purchase Agreement and the Second Series A Stock Purchase Agreement, then the approval of at least two of the Series A and Series B Preferred Directors shall not be required as part of the Super-Majority Approval):

                  (a) any sale, exchange, lease or other disposition (whether in a single transaction or a series of related transactions), of any asset, group of assets, division or Subsidiary of the Company, which would have the effect of
                       (i) disposing of assets which produce gross revenues constituting 4% or more of the Company's consolidated gross revenues (determined in each case as of the date of the last regularly prepared quarterly financial statements of the Company but giving effect to all acquisitions made by the Company and its Subsidiaries on or after the beginning of the measurement period), (ii) disposing of the Company's operations in a "metropolitan statistical area" as such term is defined by the Bureau of the Census (with respect to domestic operations) or a country (with respect to international operations), or (iii) terminating or substantially terminating any material product line (e.g., executive office suites, Internet services, telecommunications service, etc.);

                  (b) any material amendment to or replacement or extension of the Credit Agreement as it exists as of the date hereof;

                  (c) incurring any direct or indirect Indebtedness (as such term is defined in the Credit Agreement as it exists as of the date hereof) for borrowed money, loaning any money, guaranteeing the payment of any money or indebtedness for borrowed money of another Person, guaranteeing the performance of any other obligation of another Person (other than a wholly owned subsidiary), or indemnifying another Person against any losses, damages or costs, provided that the foregoing shall not include
                       (i) any borrowing by the Company under its Credit Agreement for acquisitions which have been approved by the Board or the Executive Committee, working capital, letters of credit in connection with leases of real property by the Company or any Subsidiary, or any other purpose which is within the then current Annual Budget,
                       (ii) any Capital Lease  permitted  under Section  3.1(d),
                       (iii) any trade debt of the Company or any Subsidiary incurred in the ordinary course of business, or (iv) any indemnity which the Company or any Subsidiary may give to a seller or related entities in connection with an acquisition that has received the requisite Board approval, in respect of the liabilities or obligations which are being assumed by the Company or a Subsidiary in connection with such acquisition;

                  (d) making capital expenditures, including Capital Leases, in an aggregate amount as capitalized on a balance sheet under GAAP, in any fiscal year which exceeds by more than $500,000 the amount approved in the Annual Budget for such year;

                  (e)  entering into any business other than the Core Business;

                  (f) entering into any material transaction with any Affiliate of the Company, except any transaction pursuant to the OnSite Agreement, the Intercompany Agreement or any Product Agreement entered into pursuant thereto;

                  (g)  any change in the name of the Company;

                  (h) any voluntary liquidation or dissolution of the Company or filing of a voluntary petition of the Company under Chapter 7 or Chapter 11 of the Bankruptcy Act or a determination to not contest an involuntary petition of bankruptcy or otherwise institute insolvency proceedings or otherwise seek any relief under laws relating to the relief from debts or the protections of debtors generally; seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties; make any assignment for the benefit of such entity's creditors; take any action that would cause the Company to become insolvent as defined by the Bankruptcy Act; or take any action which consents to a case in a bankruptcy or other insolvency proceedings against the Company or waives or releases any right or claims of the Company in any such case or proceeding;

                  (i) any merger, consolidation or reorganization of the Company with another Person which is not a Subsidiary of the Company, except if such merger, consolidation or reorganization is an acquisition transaction that would not require Super-Majority Approval under Section 3.1(n); provided, however, that such exception shall not apply to
                       --------  -------
                       mergers, consolidations, or reorganizations (i) pursuant to which the Company is not the surviving corporation and the shares of the Company's capital stock are converted or exchanged, or (ii) which would materially and adversely affect the relative rights or preferences of the Series C Preferred Stock (including, without limitation, through the issuance of a security ranking senior to the Series C Preferred Stock as to payment of dividends or liquidation preference);

                  (j) any issuance or sale of equity securities or phantom interests of the Company or of any security, warrant, option or right (contingent or otherwise) to purchase or acquire any equity security of the Company or any phantom interests, or the adoption of any option, phantom interests or similar plan (other than the Company's 1996 Option Plan and the Company's 1998 Option Plan), except
                       (i) any issuance of securities pursuant to a Qualified Public Offering, (ii) any grant of options pursuant to an Option Plan, (iii) any issuance of securities upon the exercise of any Warrant or Option or upon the conversion of any outstanding convertible security of the Company or
                       (iv) any issuance of securities as consideration in connection with any merger, consolidation or acquisition of stock or assets from any Person (if such merger, consolidation or acquisition would not otherwise require Super-Majority Approval under any other clause of this
                       Section 3.1);

                  (k) creating, granting, or consenting to any Encumbrances which secure, individually or in the aggregate, an amount in excess of $100,000 and which are not otherwise required or permitted under the terms of the Credit Agreement, provided that if the Credit Agreement is not then in effect, under the terms of the Credit Agreement as such Credit Agreement exists as of the date hereof;

                  (l) any change in the accounting principles used by the Company or the adoption of any change to the Company's financial reporting practices, procedures or standards which would as a normal matter require the approval of the Board, except for any such changes which are required by GAAP or the Securities and Exchange Commission;

                  (m) retaining any accounting firm other than PricewaterhouseCoopers, LLP or another "Big Five" accounting firm which is "independent" as such term is used in Rule 2-01 of Regulation S-X under the Securities Act and under GAAP;

                  (n) any acquisition (in any transaction or series of related transactions) of all or substantially all of the assets of, or of a controlling interest in, any other Person, where such transaction (or related transactions) would have the effect, on a pro forma basis, assuming such transaction or related transactions were consummated, of increasing the consolidated gross revenues of the Company by 10% or more (in the case of international acquisitions) or 20% or more, (in the case of domestic acquisitions) over the existing consolidated gross revenues of the Company, determined for the immediately preceding twelve month period ending as of the date of the most recent quarterly financial statements of the Company. For this purpose consolidated gross revenues shall be calculated giving effect to all other acquisitions made by the Company and its Subsidiaries on or after the beginning of the measurement period;

                  (o) entering into any agreement, other than any agreement that may be entered into under the terms of the Intercompany Agreement (including the OnSite Agreement),
                       (i) with a real estate investment trust other than Reckson Associates Realty Corp., except for leases of real property and related agreements for services ancillary to a lease of real property, or (ii) which is a material agreement with any Person (other than RSI, OnSite or their respective Affiliates) which directly competes with RSI as a broad based provider of multiple outsourced business services (i.e. this clause (ii) shall not apply to an agreement with a provider of individual business services which RSI, OnSite or their respective Affiliates may offer; provided, that each such agreement is not otherwise violative of the terms and conditions of the Intercompany Agreement);

                  (p) any amendment to the Articles of Incorporation (including the Certificates of Designation) or Bylaws of the Company, or any change in the number of members of the Board, any Committee thereof or the Strategic Steering Committee;

                  (q) the hiring or termination of employment of any of the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Company, or of any other officer of the Company with a compensation package equal to or greater than the compensation package of the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer or the approval of any renewal, extension or termination of any employment agreement with any such individual or the waiver by or on behalf of the Company or any of its Controlled Affiliates of any of the Company's rights thereunder;

                  (r)  the adoption or amendment of the Annual Budget;

                  (s) the settlement of any action or proceeding before a federal regulatory agency, or the commencement or settlement of any litigation by or against the Company or any Subsidiary in which the amount at issue involves at least $500,000;

                  (t) redemption or other purchase of outstanding Shares, Warrants or Options except pursuant to the provisions of this Agreement, the Certificates of Designation or the terms of the applicable Option Plan; or

                  (u) any amendment, modification or waiver of any provision of this Agreement.

         3.2 Approval of Certain Stockholders.  The Company agrees it shall not,
             --------------------------------
without the approval of a Majority of the Shares of Series A and Series B Preferred Stock and a Majority of the Shares of the Series C Preferred Stock:

                  (a) issue any class or series of equity security senior to or on a parity with the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock as to payment of dividends or senior to or on a parity with the Series A Preferred Stock, Series B Preferred Stock or the Series C Preferred Stock as to payments on a dissolution, liquidation or winding up of the Company;

                  (b) enter into any agreement or arrangement of any kind that would restrict the Company's ability to perform its obligations under (i) this Agreement, (ii) the First Series A Stock Purchase Agreement, the Second Series A Stock Purchase Agreement and the Series B Stock Purchase Agreement (it being agreed that no vote shall be required from the holders of the Series C Preferred Stock with respect to the actions specified in this clause (ii)) or
                       (iii) the Merger Agreements (it being agreed that no vote shall be required from the holders of the Series A and the Series B Preferred Stock with respect to the actions specified in this clause (iii));

                  (c)  amend  the  Articles  of  Incorporation   (including  the
                       Certificates of Designation) or the By-laws of the Company in any manner;

                  (d) merge or consolidate with any other entity or sell all or substantially all of its assets or issue any voting securities to a Person or entity not then a holder of Shares which would result in such Person or entity acquiring control of the Company; or

                  (e)  liquidate or dissolve.

                  Notwithstanding anything to the contrary contained above, neither the Paribas Holder, nor any of its affiliated transferees or successors shall be entitled to participate in any vote needing the approval of a Majority of the Shares of Series A and Series B Preferred Stock.

         3.3 Appointment of Appraiser.  Notwithstanding anything to the contrary
             ------------------------
in this Agreement or in the Certificates of Designation, any Initial Appraiser (as defined in this Agreement or the Certificates of Designation) to be selected by the Company shall be selected by a majority of the Directors of the Company who are not Affiliates of the Securityholders whose Shares are the subject of the appraisal and such appraiser shall be reasonably acceptable to the majority of the Series C Preferred Directors.

         3.4  Appointment  of Certain  Executive  Personnel.  In addition to the
             ----------------------------------------------
rights contained in Section 3.1(q), the holders of a Majority of the Shares of Series C Preferred Stock shall have the right to appoint on the Closing Date those executive officers of Parent designated on Schedule 3 and, thereafter, the
                                                 ----------
employment of such executive officers shall be governed by the terms of such agreements as the Company may enter into with such persons.

                                   ARTICLE IV

                               TRANSFER OF SHARES

        4.1  Restrictions on Transfer.   So long as this Agreement is in effect,
             ------------------------
no Securityholder shall sell, assign, transfer, give, encumber, pledge, hypothecate or in any other way dispose of any Shares, Warrants or Options (any of which being a "Transfer") except as provided in this Agreement. For purposes
                  --------
of Section 4.1, Section 4.2, Section 4.3 and Section 4.6 of this Agreement, a Transfer shall be deemed to include any Transfer by any Person who Beneficially Owns any shares of Series C Preferred Stock by reason of any Transfer of any interest (or portion thereof) by or through which such Person holds such Beneficial Ownership of such shares (any such interest, a "Series C Beneficial
                                                             -------------------
Interest").  In addition,  each Securityholder  agrees that it will not Transfer
--------
any of its Shares, Warrants or Options except as permitted under the Securities Act or applicable state securities laws or any rule or regulation promulgated thereunder. No Transfer in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no force or effect. Subject to the terms of this Agreement, the Securityholders shall be entitled to exercise all rights of ownership of their Shares and any such Options or Warrants, and the transferability of any such Options or Warrants shall, in addition to the terms hereof, be subject to the terms and conditions contained therein. Except as set forth in Section 4.6 hereof, nothing herein is intended to restrict the Transfer of any securities issued by RSI or any interest in JAH Realties, L.P.

         4.2 Certain Permitted  Transfers.  The Company and the  Securityholders
             ----------------------------
acknowledge and agree that any of the following Transfers shall be deemed to be in compliance with this Agreement (subject in each case to compliance with applicable securities laws):

                  (a) subject to Section 4.6 and 9.6 hereof, a Transfer in accordance with the provisions of Section 4.3, 4.5, 4.7 or 4.8 or Article 5 hereof, pursuant to the redemption provisions applicable to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as in effect from time to time, or through a sale in a registered offering in accordance with Article 6 hereof;

                  (b) subject to Section 4.6 and 9.6 hereof, a Transfer (i) upon the death of a Securityholder or of a Beneficial Owner of shares of Series C Preferred Stock to his executors, administrators and testamentary trustees and beneficiaries of his estate or (ii) by the PNA Holder to not more than 15 employees of the PNA Holder or any of the PNA Holder's Affiliates (subject in each case to compliance with applicable securities laws);

                  (c) subject to Section 4.6 and 9.6 hereof, a Transfer to (x) an Affiliate or (y) to members, partners, limited partners, or stockholders of a Securityholder in the event of a liquidation or other distribution of or by such Securityholder, or (z) made for nominal consideration or as a gift to any of the Securityholder's Family Group Members; and

                  (d) subject to Section 4.6 and 9.6 hereof, any Transfer by any of the Series C Holders (or any member thereof) to any other Series C Holder or by any Beneficial Owner of shares of Series C Preferred Stock to any other Beneficial Owner of shares of Series C Preferred Stock or to any of their respective members, partners or stockholders or any Family Group Members (any such transferee, together with any transferee pursuant to
                       Section 4.2(b) and (c), being a "Permitted Transferee");
                                                        --------------------

                  (e) anything herein to the contrary notwithstanding, in the event that any Securityholder or any of its Affiliates shall deliver to the Company an opinion of counsel to such Securityholder or such Affiliate, as the case may be, to the effect that if such Securityholder or such
                       Affiliate, as the case may be, shall continue to hold some or all of the Warrants or Shares held by it, there is a material risk that such ownership will result in the violation of any statute, regulation or rule of any governmental authority (including, without limitation, Regulation Y promulgated under the Bank Holding Company Act of 1956, as amended (the "BHCA")), such
                                                                 ----
                       Securityholder or such Affiliate (a "Regulated  Holder"),
                                                            -----------------
                       as the case may be, may exchange its Shares or Warrants, as herein provided. The Company shall cooperate with such Securityholder or such Affiliate as the case may be, in exchanging all or any portion of its voting Shares on a share-for-share basis for Shares of a non-voting security or warrants (which shall thereafter be deemed Warrants hereunder) convertible into a nonvoting security of the Company (such non-voting security shall be identical in all respects to such voting Shares, except that they shall be non-voting and shall be convertible or exercisable into voting securities on such conditions as are requested by such Securityholder in light of the regulatory considerations prevailing). Without limiting the forgoing, at the request of such Securityholder or such Affiliate, as the case may be, the Company shall use commercially reasonable efforts to amend this Agreement, the Articles of Incorporation of the Company, the By-laws of the Company, and any related agreements and instruments and shall take such additional actions in order to effectuate the authorization of the issuance of nonvoting securities and the exchange of such Securityholder's voting securities into such nonvoting securities. The provisions of this Section 4.2(e) shall inure solely to the benefit of the Securityholders and their Affiliates which are subject to the provisions of the BHCA or the Small Business Investment Act of 1958, as amended (the "SBIA"); and
                                     ----

                  (f) any pledge of a Series C Holder Beneficial Interest to secure any bona fide indebtedness, but in each case subject to Section 4.6 and provided that the lender acknowledges in writing that any sale or Transfer of the pledged Series C Beneficial Interests shall be subject to the provisions of this Agreement and that it shall not have the right to take title, sell or exercise any rights of ownership of the pledged Series C Holder Beneficial Interests without first having complied with the provisions of Article IV hereof (it being agreed and understood among the Company and the Securityholders that any transfer of title or sale of such pledged interests to any Series C Holder or any holder of a Series C Holder Beneficial Interest shall not be subject to the provisions of Section 4.3).

         4.3      Rights of First Refusal.
                  -----------------------

                  (a) Each Securityholder agrees that, subject to the restrictions on Transfers contained in Sections 4.3(i),
                       4.4  and  4.6,  if any  Securityholder  (a  "Transferring
                                                                    ------------
                       Securityholder")  proposes to Transfer  any or all of the
                       --------------
                       Shares or Warrants then owned by such Transferring Securityholder pursuant to a bona fide offer from a third party (who (x) is not an Affiliate of such Securityholder and (y) reasonably has the ability to consummate such offer in accordance with its terms), other than as provided in Section 4.2, 4.5, 4.7 or 4.8 or Article 5 hereof or pursuant to the redemption provisions in the Certificates of Designation or through a sale in a registered offering in accordance with Article 6 hereof (a "Section 4.3 Transfer"), then such Transferring
                            ----------------------
                       Securityholder shall first give a written notice (the "Transfer Notice") to the Company and each of the other
                        ----------------
                       Securityholders (the

                       "Securityholder  Offerees")  specifying (i) the number of
                        ------------------------
                       Shares or Warrants such Transferring Securityholder proposes to Transfer (the "Transfer Shares"), (ii) the
                                                   ----------------
                       consideration to be received for the Transfer Shares in the proposed Section 4.3 Transfer pursuant to such bona fide offer, (iii) any other material terms of the proposed Section 4.3 Transfer, including, without limitation, the conditions precedent to such offer, and
                       (iv) whether any purchase of the Transfer Shares by the Company and the Securityholder Offerees pursuant to this
                       Section 4.3 is conditioned upon purchase by the Company and the Securityholder Offerees of all the Transfer
                       Shares  (an "All or  Nothing  Condition").  The  Transfer
                                    --------------------------
                       Notice shall constitute an irrevocable offer to the Company and the Securityholder Offerees (the "Transfer
                                                                        --------
                       Offer") to sell the  Transfer  Shares to the  Company and
                       -----
                       the Securityholder Offerees, pursuant to the provisions of this Section 4.3, for the consideration and on the other terms stated in the Transfer Notice (or the reasonable equivalent thereof in the case of non-monetary consideration of a type which is personal to the third party offeror). For purposes of this Section 4.3, in the case of a Transfer of a Series C Beneficial Interest, the Transfer Shares shall not be the Series C Beneficial Interest proposed to be transferred but rather shall be deemed to be the number of shares of Series C Preferred Stock as to which the transferee of the Series C Beneficial Interest would acquire Beneficial Ownership in such proposed transfer.

                  (b) The RSI Beneficial Holder shall have the initial right, exercisable, in RSI's sole discretion, by the Series C Holders for the benefit of the RSI Beneficial Holders or directly by any of the RSI Beneficial Holders (provided, that, if such right is exercised directly by any of the RSI Beneficial Holders, such Person shall become a party to this Agreement for all purposes hereunder), to accept the Transfer Offer as to all or a portion of the Transfer Shares; provided, however, that in no event shall the
                                --------   -------
                       foregoing right to accept the Transfer Offer and purchase Transfer Shares pursuant to this Section 4.3(b) by or on behalf of the RSI Beneficial Holders entitle the Series C Holders or the RSI Beneficial Holders, as the case may be, to purchase a number of Shares that, immediately following such purchase, would result in the RSI Beneficial Holders having Beneficial Ownership of Shares, Options and Warrants representing, in the aggregate, more than 30% of the Adjusted Fully Diluted Capitalization. Within 5 Business Days after the receipt of a Transfer Notice, the Company shall notify the Transferring Securityholder and the Securityholder Offerees in writing of the number of Transfer Shares that the Series C Holders or the RSI Beneficial Holders, as the case may be, shall have the right to purchase pursuant to this
                       Section 4.3(b). Within 15 Business Days after receipt of such notice from the Company, if the Series C Holders or the RSI Beneficial Holders, as the case may be, shall be entitled to purchase any of the Transfer Shares pursuant to this Section 4.3(b), the Series C Holders or the RSI Beneficial Holders, as the case may be, shall give a written notice to the Company and the Transferring Securityholder, accepting the Transfer Offer (an "Acceptance Notice"), which shall specify the number of
                        ------------------
                       Transfer Shares that they desire to purchase pursuant to this Section 4.3(b). The failure of the Series C Holders or the RSI Beneficial Holders, as the case may be, to timely give an Acceptance Notice shall be deemed to be an election by them to not purchase any Transfer Shares pursuant to this Section 4.3. If the Series C Holders or the RSI Beneficial Holders, as the case may be, have given timely Acceptance Notices electing to purchase less than all, or are not entitled to purchase pursuant to this Section 4.3(b) all, of the Transfer Shares, the number of Transfer Shares as to which the Series C Holders or the RSI Beneficial Holders, as the case may be, shall have not given timely Acceptance Notices pursuant to this Section 4.3(b) (the "Initial Remaining
                                                              ------------------
                       Transfer   Shares")   shall  be  deemed  offered  by  the
                       -----------------
                       Transferring  Securityholder  to the Company  pursuant to
                       Section 4.3(c). The rights set forth in this Section 4.3(b) shall terminate and shall no longer apply in the event that the Qualifying Series C Beneficial Holders do not Beneficially Own at least 20% of the Series C
                       Adjusted Fully Diluted Capitalization. The Series C Holders shall provide such information as the Company shall reasonably request in order to determine the Beneficial Ownership of the Qualifying Series C Beneficial Holders. In the event that any RSI Beneficial Holder transfers Beneficial Ownership in any Shares, Options or Warrants to any Qualifying Series C Beneficial Holder, then, notwithstanding such transfer, the Shares, Options or Warrants so transferred shall be deemed to be Beneficially Owned by the RSI Beneficial Holders for purposes of this Section 4.3.

                  (c) The Company shall have the right to accept the Transfer Offer as to all or a portion of the Initial Remaining Transfer Shares. Within 15 Business Days after the end of the 15 Business Day period provided to the Series C Holders in Section 4.3(b), if the Company elects to purchase any of the Initial Remaining Transfer Shares, the Company shall give an Acceptance Notice to the Transferring Securityholder and each of the Securityholder Offerees, which shall specify the number of Initial Remaining Transfer Shares that it desires to purchase pursuant to this Section 4.3(c), up to the total of such Initial Remaining Transfer Shares. The failure of the Company to timely give an Acceptance Notice shall be deemed to be an election by the Company to not purchase any Transfer Shares. If the Company has given a timely Acceptance Notice electing to purchase less than all of the Initial Remaining Transfer Shares, the number of Initial Remaining Transfer Shares as to which the Company has not given a timely Acceptance Notice pursuant to this
                       Section 4.3(c) (the "Final  Remaining  Transfer  Shares")
                                            ----------------------------------
                       shall be deemed offered by the Transferring Securityholder to the Securityholder Offerees pursuant to
                       Section 4.3(d).

                  (d) The Securityholder Offerees shall have the right to accept the Transfer Offer as to the Final Remaining Transfer Shares. Within 15 Business Days after the end of the 15 Business Day period provided to the Company in
                       Section 4.3(c), each Securityholder Offeree who wishes to purchase any of the Final Remaining Transfer Shares shall give an Acceptance Notice to the Company and the
                       Transferring Securityholder, which shall specify the number of Final Remaining Transfer Shares (up to such Securityholder Offeree's Pro Rata Share of the Final Remaining Transfer Shares, which for the RSI Beneficial Holders shall be calculated including any Transfer Shares to be acquired by them or by the Series C Beneficial Holders for their account pursuant to the exercise of the rights set forth in Section 4.3(b)) which such Securityholder Offeree desires to purchase). The Acceptance Notice may, at the Securityholder Offeree's option, indicate the maximum number of Final Remaining Transfer Shares such Securityholder Offeree would purchase in excess of such Securityholder Offeree's Pro Rata Share of the Final Remaining Transfer Shares (the "Excess Amount"). If one or more Securityholder Offerees
                        -------------
                       does not give a timely Acceptance Notice, or elects in an Acceptance Notice to purchase less than such Securityholder Offeree's Pro Rata Share of the Final Remaining Transfer Shares, then the Final Remaining Transfer Shares shall automatically be deemed to be accepted by Securityholder Offerees who specified an Excess Amount in their respective Acceptance Notice, allocated among such Securityholder Offerees (with rounding to the nearest whole share to avoid fractional shares) in proportion to their respective Pro Rata Shares determined based only on those Securityholder Offerees who have given timely Acceptance Notices which specified an Excess Amount. In no event shall an amount greater than a Securityholder Offeree's Excess Amount be allocated to such Securityholder Offeree. Any excess
                       Final Remaining Transfer Shares shall be further allocated among the Securityholder Offerees whose specified Excess Amount has not been satisfied (with rounding to the nearest whole share to avoid fractional shares) in proportion to their respective Pro Rata Shares, determined based only on those Securityholder Offerees whose specified Excess Amount has not yet been satisfied, and such procedure shall be employed until the entire Excess Amount of each Securityholder Offeree has been satisfied or all Final Remaining Transfer Shares have been allocated.

                  (e)  The  closing of the  purchase  by the Series C Holders or the RSI  Beneficial  Holders,  as the  case  may be,  the
                       Company and/or the Securityholder Offerees of the Transfer Shares pursuant to this Section 4.3 shall take place at the principal offices of the Company on the fifteenth Business Day after the end of the 15 Business Day period set forth in (i) Section 4.3(d) or (ii) if the Series C Holders are purchasing all of the Transfer Shares, Section 4.3(c). At such closing, the Series C Holders or the RSI Beneficial Holders, as the case may be, the Company and/or the Securityholder Offerees who have elected to purchase Transfer Shares shall deliver a certified check or checks in the appropriate amount to the Transferring Securityholder against delivery of duly endorsed certificates with all stock transfer tax stamps attached representing the Transfer Shares to be purchased. The Transfer Shares shall be delivered free and clear of all Encumbrances other than those imposed by this Agreement.

                  (f) If any Transfer Shares allocated to a Securityholder Offeree are not purchased by such Securityholder Offeree, such Transfer Shares may be purchased by the Company promptly following any such default. Nothing contained herein shall prejudice any Person's right to maintain any cause of action or pursue any other remedies available to it as a result of such default.

                  (g)  If, at the end of the 15 Business Day period set forth in
                       Section 4.3(d), timely Acceptance Notices have not been given covering all of the Transfer Shares and the Transfer Notice contained an All or Nothing Condition, then the Transferring Securityholder shall have 90 days in which to complete the sale of all, but not less than all, of the Transfer Shares. If, at the end of the 15 Business Day period set forth in Section 4.3(d), timely Acceptance Notices have not been given covering all of the Transfer Shares and the Transfer Notice did not contain an All or Nothing Condition, then the Transferring Securityholder shall have 90 days in which to complete the sale of any or all of the Transfer Shares as to which timely Acceptance Notices have not been given. Any such sale of Transfer Shares shall be to a third party for a consideration not less than the consideration, and on terms no more favorable to the transferee, than those contained in the Transfer Notice. No such Transfer may be made to any third party unless and until such third party delivers to the Company an executed consent to be bound by the provisions of this Agreement in form and substance reasonably satisfactory to the Company. Promptly after any Transfer pursuant to this Section 4.3, the Transferring Securityholder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such Transfer and of the terms thereof as the Company may request. If, at the end of such 90 day period, the Transferring Securityholder has not completed the Transfer of all of the Transfer Shares, the Transferring Securityholder shall no longer be permitted to Transfer such Shares pursuant to this Section 4.3(g) without again complying with this Section 4.3 in its entirety. If the Transferring Securityholder determines at any time within such 90 day period that the Transfer of all or any part of such Transfer Shares for a consideration not less than and on terms no more favorable to the transferee than those contained in the Transfer Notice is impractical, the Transferring Securityholder may terminate all attempts to Transfer such Transfer Shares and recommence the procedures of this Section 4.3 in their entirety without waiting for the expiration of such 90 day period by delivering written notice of such decision to the Company.

                  (h) If any Regulated Holder has the right to purchase any Transfer Shares but is prohibited from exercising such right under the BHCA or SBIA or the regulations promulgated thereunder, such Regulated Holder may assign such right to the Company and upon such assignment the Company shall, subject to any legal or contractual restrictions and at no cost or expense to the Company, purchase such Transfer Shares and concurrently sell to such Regulated Holder such Transfer Shares, or if requested by such Regulated Holder, securities that do not have voting rights but otherwise have the same terms as such Transfer Shares, for the purchase price upon which such Transfer Shares were purchased by the Company. The Company's obligations under this Section 4.3(h) are solely as an accommodation to such Regulated Holder and the Company shall be under no obligation to advance any funds or to obtain any financing to acquire such Transfer Shares.

                  (i) No Transfer of Options may be made in a Section 4.3 Transfer.

                  (j) Any time periods contained in this Section 4.3 shall be extended to the extent reasonably necessary to allow any Securityholder to obtain any requisite approvals under the Hart-Scott-Rodino Act and any other approvals that may be required under applicable state or federal law. The Company shall cooperate (at the Securityholder's expense) in the obtaining of such approvals.

         4.4 Restrictions in Connection with Registrations.  Each Securityholder
             ---------------------------------------------
agrees not to effect any public sale or distribution of Shares, including any sale pursuant to Rule 144, during the seven (7) days prior to the effective date of a registration statement effected pursuant to the terms hereof and during such period of time beginning on such effective date as may be required by the underwriters of such offering and agreed to by the Company, but in no event exceeding nine (9) months (in each case except as part of such registration). Each Securityholder hereby acknowledges that such Securityholder shall have no right to include its Shares in any registration of Shares, except as expressly provided in Article 6.

         4.5 Tag-Along  Right.  Prior to the effective date of an Initial Public
             ----------------
Offering (or such longer period as set forth in the second following paragraph), if any Transferring Securityholder wishes to Transfer any Shares or Warrants, either in one transaction or a series of related transactions, and any portion of the Transfer Shares are not purchased by the Series C Holders or the RSI Beneficial Holders, as the case may be, the Company or the Securityholder Offerees under Section 4.3 (other than any Transfer pursuant to Section 4.2, 4.7 or 4.8, or through a redemption or put of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, or a sale in a registered offering or pursuant to Rule 144 under the Securities Act, or through the right of any Remaining Securityholder (as defined below) to sell Shares provided by this
Section 4.5), then as a condition to such Transfer, the Transferring Securityholder shall permit (or cause to be permitted)
all other Securityholders who did not seek to purchase the Transfer Shares pursuant to Section 4.3 (other than Securityholders who elected to purchase Transfer Shares and failed to close on the purchase thereof) or were unable to purchase the Transfer Shares as a result of the failure of the All or Nothing Condition to be satisfied (the "Remaining Securityholders") to sell, either to
                                --------------------------
the prospective purchaser of the Transferring Securityholder's Shares or Warrants or to another financially reputable purchaser reasonably acceptable to such Remaining Securityholders, up to the same proportion of the Shares, Warrants and Options (if then vested) then owned by such Remaining Securityholder as the proportion that the number of Shares and Warrants the Transferring Securityholder proposes to Transfer pursuant to this Section 4.5 in the contemplated sale on the date of the Tag-Along Notice (as defined below) bears to the total number of Shares and Warrants held by the Transferring Securityholder on such date prior to any Shares or Warrants sold pursuant to
Section 4.3, on equivalent terms and at an equivalent price and for the same type of consideration to that offered by the third-party offeror, taking into account any difference in the type of securities (i.e., Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Common Stock) held (or acquirable) by the Transferring Securityholder and the Remaining
Securityholders who desire to sell Shares, Warrants or Options. All numbers of Shares and Warrants and Options (only to the extent then vested) under this
Section 4.5 shall be determined on a fully converted and fully exercised basis.

         The Transferring Securityholder shall give written notice (the "Tag-Along Notice") to the Remaining Securityholders of each proposed Transfer
 -----------------
giving  rise to the  rights  referred  to in this  Section  4.5 (the  "Tag-Along
                                                                       ---------
Rights") immediately following the end of the 15 Business Day period provided in
------
Section 4.3(d) and at least 20 days prior to the proposed consummation of such Transfer, setting forth the name of the prospective purchaser, the maximum number of Shares and Warrants proposed to be Transferred, the proposed amount and form of consideration and the other terms and conditions of the proposed transaction. The Tag-Along Notice shall also provide that each of the Remaining Securityholders may elect to exercise such rights within 15 days following the giving of the Tag-Along Notice, by delivery, on or before the expiration of such time period, of a written notice to the Transferring Securityholder indicating such Securityholder's desire to exercise its rights under this Section 4.5 and specifying the number of Shares, Warrants or Options he, she or it desires to sell. No present or future Tag-Along Rights of a Securityholder shall be adversely affected by its failure to exercise such rights in the past.

         Notwithstanding anything to the contrary contained herein, a holder of Options shall only be entitled to exercise Tag-Along Rights with respect to such Options if the Tag-Along Notice relates to the sale or other disposition of a majority of the outstanding shares of voting capital stock of the Company (based on the Fully Diluted Capitalization excluding Option Shares and Warrant Shares) to a Person that is not a parent or Subsidiary of the Company. Notwithstanding anything to the contrary contained herein, the provisions of this Section 4.5 shall apply to any Transfer following an Initial Public Offering if, at the time of any such Transfer, the provisions of Rule 144 promulgated under the Securities Act are not generally applicable to sales of the Company's securities due to the failure of the condition set forth in Rule 144(c) to be satisfied. The Company shall use all reasonable efforts to inform the Securityholders if such condition has not been satisfied at any time following an Initial Public Offering; provided however, the Company shall have no liability to any
           --------  -------

Securityholder arising out of the failure of any Transferring Securityholder to comply with the provisions contained in this Section 4.5.

         The Transferring Securityholder's sale of Shares or Warrants in any sale proposed in a Tag-Along Notice shall be effected on substantially the terms and conditions set forth in such Tag-Along Notice (except in the case of non-monetary consideration which is unique to the third party as to which there shall be paid the reasonable equivalent thereof). The number of Shares or Warrants to be sold by the Transferring Securityholder shall be reduced by the aggregate number of Shares, Warrants or Options to be sold by each of the Remaining Securityholders who have exercised Tag-Along Rights in connection with such Transfer.

         In no event shall any Securityholder transferring Shares, Warrants or Options pursuant to this Section 4.5 receive any special consideration (including, without limitation, financial advisory, finders, consulting or other similar fees) in connection with any sale of Shares, Warrants or Options pursuant to this Section 4.5, unless such consideration is shared among the Transferring Securityholder and the other Remaining Securityholders pro rata based on their respective Shares, Warrants or Options sold (on a fully exercised and converted basis); provided, however, this sentence shall not apply with respect to an arms-length negotiated engagement of The Shattan Group LLC or any of its Affiliates (any such Persons are hereinafter referred to as "Shattan") to act as the Company's financial advisor with respect to such sale of Shares, Warrants or Options. Furthermore, no Remaining Securityholder shall be required to provide any representations or warranties in connection with the sale of Shares, Warrants or Options pursuant to this Section 4.5, except representations as to the authority to transfer, and title to, such Shares, Warrants or Options and the absence of any Encumbrances on the title of such Shares, Warrants or Options.

         4.6 Transfers to a Competitor. Each Securityholder agrees that it shall
             -------------------------
not, except in connection with a Sale of the Company, without the approval of at least two of the Series A and Series B Preferred Directors (in the case of Transfers described in clauses (i), (iv) and (v) of this Section 4.6) and a majority of the Series C Preferred Directors, directly or indirectly, Transfer any of its Shares, Warrants or Options to (any of the Persons described in clauses (i) through (v) hereof is referred to herein as a "Prohibited
                                                                      ----------
Transferee"):  (i) any  entity  that is  engaged  in  owning,  operating  and/or
----------
managing executive office suites and providing related business support services, including secretarial, telecommunications, word processing, printing and copying; (ii) any real estate investment trust (other than Reckson Associates Realty Corp.); (iii) any direct competitor of RSI; (iv) any entity that Beneficially Owns 5 percent or more of the outstanding equity securities or voting control of a Prohibited Transferee, excluding transfers to an institutional holder that holds such equity securities or voting control as a passive investment without the right to Control such Prohibited Transferee; and
(v) any Affiliate, officer or director of any Prohibited Transferee. For purposes of this Section 4.6, a Transfer shall include any indirect Transfer arising out of an acquisition of Control of RSI (provided that for this purpose no presumption of Control shall arise solely from ownership of any specific percentage of equity securities of RSI) by any of (w) CarrAmerica, (x) HQ Omni, or (y) Regus, so long as any of such Persons named in clauses (w), (x) or (y) is engaged in the executive office suite business, or (z) any other Person which owns or operates 50 executive office suite centers as its primary business (any of the foregoing Persons, a

"Disqualified Transferee"),  unless prior to or substantially  contemporaneously
 -----------------------
with such acquisition Beneficial Ownership of the Series C Preferred Stock shall have been transferred to a Person that is (x) Controlled by the executive officers of RSI immediately prior to such acquisition and (y) not an Affiliate of RSI or the Disqualified Transferee following such acquisition.

         4.7      Sales of Beale Securities.
                  -------------------------

                  (a)  If the  employment  of David W.  Beale  ("Beale")  by the
                                                                 -----
                       Company is terminated by reason of the occurrence of any of the events set forth in Paragraph 7(d) of the Beale Employment Agreement, then at any time and from time to time thereafter, Beale shall have the option (the "Beale
                                                                           -----
                       Put"),  subject to Section 4.7(c), to require the Company
                       ---
                       to purchase all or any portion of his Common Stock and Common Stock Equivalents, including the vested portion of any Options granted to Beale under an Option Plan, and the non-vested portion of such Options which otherwise would vest pursuant to the terms of such Plan within two years of such termination (which unvested portion shall immediately vest and become exercisable) (all of the foregoing being referred to as the "Beale Securities"),
                                                            -----------------
                       at the Beale Put Price (as hereinafter defined) by delivery of written notice to the Company (the "Beale Put
                                                                       ---------
                       Notice").  Upon receipt of such election(s),  the Company
                       ------
                       will be obligated, subject to Section 4.7(c), to purchase the Beale Securities specified (collectively the "Offered
                                                                         -------
                       Shares") in such Beale Put Notice within ninety (90) days
                       ------
                       after the receipt by the Company of the Beale Put Notice (or such longer period as may be reasonably necessary to determine the Beale Put Price pursuant to the provisions of Section 4.7(b)) (such date of closing being hereinafter referred to as the "Beale Put Closing
                                                               -----------------
                       Date").
                       ----

                  Upon election exercised by Beale to require the Company to purchase the Offered Shares pursuant to the provisions of this Section 4.7, the Company will, subject to Section 4.7(c), notify Beale of the Beale Put Closing Date with respect to such Offered Shares and Beale shall surrender the certificate or certificates duly endorsed in blank or together with an acknowledgment of such redemption representing such Offered Shares to the Company on or before such date. On the Beale Put Closing Date, the Beale Put Price for such Offered Shares shall be paid to Beale by certified or bank cashier's check or, at Beale's option, by wire transfer in immediately available funds to an account designated by Beale, and each surrendered certificate shall be canceled and retired. If less than all of the Shares represented by such certificates are purchased, a new certificate or certificates shall be issued representing the Shares not purchased by the Company. If the Company does not have available legal surplus to purchase all of the Offered Shares, the Company shall purchase the maximum number of Offered Shares that it may purchase with such legal surplus available, and the Company shall purchase the remainder of such Offered Shares as soon as it has funds legally available to do so. If payment of the Beale Put Price shall cause the Company to be in default under the provisions of any of its loan agreements (a "Default Event"), the Company
                                                  --------------
may defer payment of all or such part of the Beale Put Price to Beale in an amount (a "Beale Deferred Amount") and for such time as is necessary to avoid a
           ----------------------
Default Event. Interest shall accrue on so much of the Beale Deferred Amount as is outstanding from time to time at a rate per annum equal to 3-1/2% plus the Prime Rate and such interest shall be payable by the Company to Beale at the time of payment of the Beale Deferred Amount in full.

                  (b)  Determination  of Beale Put Price.  For  purposes of this
                       ---------------------------------
                       Section 4.7, the "Beale Put Price" shall be an amount per Offered Share equal to the "fair market value" thereof
                                                    ------------------
                       (as determined in accordance with this Section 4.7(b)). For purposes of this Section 4.7(b), fair market value shall be determined by mutual agreement of the Company and Beale or, if the Company and Beale are unable to agree on a fair market value, then the fair market value shall be determined pursuant to the procedure set forth in the immediately following paragraph.

                  If Beale and the Company are unable to mutually agree on a fair market value within 60 days after the occurrence of the termination event, Beale and the Company shall each appoint one appraiser (each, an "Appointed
                                                                       ---------
Appraiser")  within five (5) business days thereafter (the "Appointment  Date"),
---------                                                   -----------------
which Appointed Appraisers shall independently, within 25 days of Appointment Date (the "Determination Date"), determine a fair market value (collectively the
           ------------------
"Original Estimates"). If the Original Estimates do not differ in amount by more
 ------------------
than 10% of the lower market value, then the fair market value shall be deemed to be the average of such fair market values. If the Original Estimates differ in amount by more than 10% of the lower market value, the Appointed Appraisers shall within five (5) business days of the Determination Date appoint a third appraiser, which third appraiser shall independently, within 25 days of the Determination Date, determine a fair market value (the "Third Estimate"). The
                                                          --------------
Original Estimate that is nearest in amount to the Third Estimate shall be deemed to be the fair market value, or if the Third Estimate is exactly the mean of the two Original Estimates the Third Estimate shall be deemed to be the fair market value, that shall be binding upon the Company and Beale. If either Beale or the Company fails to appoint an Appointed Appraiser by the Appointment Date, then the Appointed Appraiser who has been appointed shall be the sole appraiser and the fair market value determined by such Appointed Appraiser shall be the fair market value and shall be binding on the parties. All Appointed Appraisers shall be qualified in valuing companies similar to the Company and shall not be an Affiliate of either party. Any determination of the fair market value under this Section 4.7(b) shall be made without any reduction as a result of the lack of liquidity of the Offered Shares or the fact that the Offered Shares may represent a minority interest in the Company. The Company and Beale shall equally bear and be responsible for all costs and expenses of the appraisers under this Section 4.7(b).

                  (c)  Consent of Required  Banks.  Upon  receipt of a Beale Put
                       --------------------------
                       Notice, the Company shall request the Required Banks (as such term is defined in the Credit Agreement) to consent to the exercise of the Beale Put. The Company shall not be required to purchase the Offered Shares pursuant to
                       Section 4.7(a), the Beale Put Notice shall be deemed rescinded and withdrawn and of no force and effect and no beneficiary of the Beale Put shall have any rights thereunder and shall have no rights or remedies to enforce the Beale Put until such time as all Obligations (as defined in the Credit Agreement) shall have been paid in full in cash, unless the Required Banks have consented in writing to the exercise of the Beale Put.

                  (d)  Restriction  on Sale of  Beale  Securities.  Prior to the
                       ------------------------------------------
                       earliest to occur of (i) an Initial Public  Offering,  or
                       (ii)  any  termination  of  Beale's  employment  with the
                       Company, or (iii) any other time approved by Super-Majority Approval, Beale shall be prohibited from making any Transfer of any of the Beale Securities, other than pursuant to Section 4.2(b), Section 4.5, or Section 4.8, to a Permitted Transferee, or a pledge of up to 50% of the Shares owned by Beale to secure any bona fide indebtedness, but in each case subject to Section 4.6 and provided that the lender acknowledges in writing that any sale or Transfer of the pledged Shares shall be subject to the provisions of this Agreement. Any such lender also shall agree in writing that upon the existence and continuance of an event of default of any such indebtedness, the Series C Holders shall upon 10 Business Days' notice have the right to purchase such indebtedness at an aggregate price equal to the lower of (x) the "fair market value" or (y) the then principal amount of such indebtedness and the accrued interest thereon (without regard to costs, charges or additional interest or fees accruing as a result of such default provided that, in connection with such purchase, the Series C Holders acknowledge in writing that they shall not have the right to foreclose or otherwise acquire the pledged shares without first having complied with the transfer provisions contained in Article IV hereof.

         4.8 Sale of the Company. If (i) the Board (by Super-Majority  Approval)
             -------------------
and the holders of a Majority of the Shares of Series A and Series B Preferred Stock and a Majority of the Series C Preferred Stock approve a Sale of the Company of the type described in clauses (i) or (iii) of the definition thereof, or (ii) if the holders of a Majority of the Shares of the Series A and Series B Preferred Stock and a Majority of the Series C Preferred Stock approve of a Sale of the Company of the type described in clause (ii) of the definition thereof, in each case to a third party which is not an affiliate of any such Person or the Company, the Company shall deliver a notice to each Securityholder containing the material  terms thereof (a "Sale  Notice").  Each  Securityholder
                                           ------------
agrees to vote, if such a vote is required under applicable law, all of its Shares in favor of such a Sale of the Company, and to sell all of its Shares, Warrants and Options on the terms contained in the Sale Notice. Each Securityholder and the Company agrees to cooperate in any such Sale of the Company (including, without limitation, by not exercising any appraisal rights that may be available under applicable law) and agrees to execute and deliver all documents and instruments as is required in the Sale Notice and which the holders of a Majority of the Shares of Series A and Series B Preferred Stock or a Majority of the Series C Preferred Stock request to effect such Sale of the Company; provided, however, that the Sale Notice (i) shall not require any
          --------   -------
Securityholder to provide any representations or warranties in connection with the Sale of the Company pursuant to this Section 4.8, except representations as to the authority to transfer such Shares, Warrants or Options and the absence of any Encumbrances (other than under this Agreement) on the title of such Shares,

Warrants and Options, and (ii) shall require that each Securityholder receive the same percentage of each type of consideration delivered in connection with the Sale of the Company.

         Upon such Sale of the Company, each Securityholder shall receive its Pro Rata Share of the consideration paid by the purchaser or received from the sale of securities. In no event shall any Securityholder receive special consideration (including, without limitation, financial advisory, finders, consulting or other similar fees) in connection with a Sale of the Company contemplated by this Section 4.8, unless such consideration is shared among all Securityholders based on their Pro Rata Shares; provided, however, this sentence shall not apply with respect to an arms-length negotiated engagement of Shattan to act as the Company's financial advisor with respect to the Sale of the Company.

         4.9 Repurchase of Equity  Interests.  The Company  covenants and agrees
             -------------------------------
that it will not, without giving prior written notice to any Securityholder of which the Company has written notice is a Regulated Holder, directly or indirectly, purchase, redeem, retire or otherwise acquire any Shares or Warrants if, as a result of such purchase, redemption, retirement or other acquisition, such Regulated Holder, together with its Affiliates, will own, or be deemed to own, Common Stock Equivalents representing capital equal to 25% or more of the aggregate equity interests then outstanding of the Company.

         4.10 Restrictions  Following Qualified Public Offering. In the event of
             --------------------------------------------------
the consummation of a Qualified Public Offering that has not been approved by a majority of the Company Directors and the Series A and Series B Preferred Directors (taken in the aggregate) then serving, and by a majority of the Series C Preferred Directors then serving, then, during the Blackout Period, (x) none of the Cahill Holders or Beale shall Transfer any Shares, Options or Warrants Beneficially Owned by any of them, (y) the RSI Beneficial Holders shall not, and shall cause the Series C Holders not to, make any Transfer of any of the RSI Beneficial Holders' Beneficial Ownership of Shares, Options or Warrants, except to a Permitted Transferee who agrees in writing to be bound by terms of this Agreement, including the restrictions contained in this Section 4.10, and (z) the JAH Beneficial Holders shall not, and shall cause the Series C Holders not to, make any Transfer of any of the JAH Beneficial Holders' Beneficial Ownership of Shares, Options or Warrants other than to a Permitted Transferee who agrees in writing to be bound by this Agreement, including the restrictions contained in this Section 4.10; provided, however, that (i) the foregoing restrictions
                       --------   -------
shall not apply to any Shares acquired by any such Person in the open market following an Initial Public Offering and not directly from the Company, (ii) the foregoing restrictions shall not apply to any Transfer which is a pledge by any of (A) the RSI Beneficial Holders, (B) David W. Beale, or (c) the JAH Beneficial Holders of their respective Beneficial Ownership of Shares, Options or Warrants, provided that such pledgor retains voting control of such pledged Shares, Options or Warrants, (iii) at any time following the first anniversary of the consummation of the Qualified Public Offering, the Cahill Holders shall be entitled to distribute any Shares, Options, or Warrants held by any of them to any limited partners or non-managing members of such Cahill Holders (provided such limited partners or non-managing members are not Affiliates of the general partner or managing member of such Cahill Holders), and such limited partners or non-managing members, other than David L. Warnock and Edward Cahill, shall not be subject to any further restrictions pursuant to this Section 4.10, and

(iv) Beale shall be entitled to sell any Shares, Options, or Warrants held by him in an amount sufficient to provide proceeds to pay any tax liabilities arising in connection with the exercise of any Options that would expire if not exercised during the Blackout Period (provided, such exercise is made not more than five Business Days prior to the expiration date thereof and that all of the proceeds therefrom will be used to pay such tax liability and provided, further, that such a sale by Beale shall not be permitted if "cashless exercise" of such Options is available to him to achieve the same after tax result).

                                    ARTICLE V

                                       PUT

         5.1 Ability to Put.  (a) If (A) the Company has not,  prior to November
             --------------
15, 2001, either made an Initial Public Offering, or merged into a public company and the holders of the then outstanding Series A Preferred Stock, Series B Preferred Stock and Conversion Stock shall have received Registered Securities in such merger in exchange for their Shares, or (B) the Series C Holders Beneficially Own Shares, Options and Warrants representing (on a fully exercised and converted basis), in the aggregate, 65% or more of the Fully Diluted Capitalization, then at any time and from time to time thereafter until the earlier of November 15, 2003 or two years after the occurrence of the event described in clause (B) of this paragraph, the holders of a Majority of the Shares of Series A and Series B Preferred Stock shall have the option (the "Put") to require, subject to Section 5.4, the Company to purchase all of the
 ---
outstanding Series A Preferred Stock and Series B Preferred Stock held by the Series A Holders and Series B Holders who have voted in favor of the exercise of the Put, at the Put Price (as hereinafter defined) by delivery of written notice to the Company (the "Put Notice"). Upon receipt of the Put Notice, the Company
                     ----------
shall notify each other Series A Holder and Series B Holder, who shall have the right to join in the Put by written notice to the Company (the "Supplemental Put
                                                                ----------------
Notice").  The Company shall also provide  notice  thereof to the holders of the
------
Series C Preferred Stock. The Company shall be obligated to purchase, subject to
Section 5.4, the Series A Preferred Stock and Series B Preferred Stock specified in the Put Notice and the Supplemental Put Notice within 90 days after the receipt by the Company of the Put Notice (or such longer period as may be reasonably necessary to determine the Put Price pursuant to the provisions of Sections 5.2 and 5.3). The closing of the purchase by the Company of the Series A Preferred Stock and Series B Preferred Stock shall occur at the Company's principal office, or at such other place as shall be mutually agreeable to the Series A Holders, the Series B Holders and the Company as soon as possible (and in any event within 10 days after the determination of the Put Price in accordance with Sections 5.2 and 5.3) (such date of closing being hereinafter referred to as the "Put Closing Date").
                    ----------------

         (b) If the holders of a Majority of the Shares of Series A and Series B Preferred Stock are entitled to exercise the Put pursuant to the preceding paragraph and shall not have done so, then at any time and from time to time thereafter until the earlier of November 15, 2003 or two years after the occurrence of the event described in clause (B) of the preceding paragraph, the PNA Holder shall have the option, subject to all of the terms and conditions set forth in this Article 5 (other than those pertaining to the repurchase of all of the outstanding shares of the Series A Preferred Stock and the

Series B Preferred Stock), to require the Company to purchase all of the outstanding Series B Preferred Stock then held by the PNA Holder at the Put Price by delivery of written notice to the Company (the "PNA Holder Put
                                                                ----------------
Notice").  Following the receipt of the PNA Holder Put Notice, the Company shall
------
promptly (and in any event within 10 days after its receipt of the PNA Put Holder Notice) provide notice thereof to the Cahill Holders, the Northwood Holders and the holders of the Series C Preferred Stock. Each of the Cahill Holders and the Northwood Holders shall have the right, subject to all of the terms and conditions set forth in this Article Five (other than those pertaining to the repurchase of all of the outstanding shares of the Series A Preferred Stock and the Series B Preferred Stock), to require the Company to purchase all of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock then held by it at the Put Price by delivery of written notice to the Company within 20 days after such holder's receipt of the PNA Holder Put Notice. If the Cahill Holders or the Northwood Holders exercise the Put pursuant to this paragraph, each other Series B Holder shall be entitled to join in the Put by written notice to the Company. Any repurchase of Series A Preferred Stock or Series B Preferred Stock pursuant to this paragraph shall be made on one closing date.

         (c) If the Company has not, prior to November 15, 2001, either made an Initial Public Offering, or merged into a public company and the holders of the then outstanding Series C Preferred Stock and Conversion Stock shall have received Registered Securities in such merger in exchange for their Shares, then at any time and from time to time thereafter until November 15, 2003, the holders of a Majority of the Shares of Series C Preferred Stock shall have the option (the "Series C Put") to require, subject to Section 5.4, the Company to
              ------------
purchase all of the outstanding Series C Preferred Stock held by the Series C Holders who have voted in favor of the exercise of the Series C Put, at the Series C Put Price (as hereinafter defined) by delivery of written notice to the Company (the "Series C Put Notice"). Upon receipt of the Series C Put Notice,
               --------------------
the Company shall notify each other Series C Holder, who shall have the right to join in the Series C Put by written notice to the Company (the "Supplemental
                                                                    ------------
Series C Put  Notice").  The Company  shall also provide  notice  thereof to the
--------------------
holders of the Series A Preferred Stock and the Series B Preferred Stock. The Company shall be obligated to purchase, subject to Section 5.4, the Series C
Preferred Stock specified in the Series C Put Notice and the Series C Supplemental Put Notice within 90 days after the receipt by the Company of the Series C Put Notice (or such longer period as may be reasonably necessary to determine the Series C Put Price pursuant to the provisions of Sections 5.2 and 5.3). The closing of the purchase by the Company of the Series C Preferred Stock shall occur at the Company's principal office, or at such other place as shall be mutually agreeable to the Series C Holders and the Company as soon as possible (and in any event within 10 days after the determination of the Series C Put Price in accordance with Sections 5.2 and 5.3) (such date of closing being hereinafter referred to as the "Series C Put Closing Date"). Notwithstanding
                                 ---------------------------
anything to the contrary contained herein, in the event of an acquisition of Control of RSI of the type described in Section 4.6 hereof, the Series C Put may only be exercised in the event that the Put has been exercised.

         (d) The Company shall not be required to purchase Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to this
Section 5.1 to the extent that the Company does not have available legal surplus pursuant to the General Corporation Law of the State of Nevada from which it can purchase such stock at the Put Price or the Series C Put Price, as the case may be, provided that the Company shall use all legally permissible methods in the reduction of capital and in the revaluation of its assets, including appraisal, in obtaining such legal surplus, and the Company gives written notice to the electing Securityholders within 30 days after the date of the notice of exercise of the Put or the Series C Put by such Securityholders that it is not required to purchase the number of Shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock set forth in such notice by reason of this clause and setting forth the facts relating thereto.

         (e) It is acknowledged and agreed that any Put Notice, Supplemental Put Notice, PNA Holder Put Notice, Series C Put Notice, and Supplemental Series C Put Notice received by the Company within any 30 day period shall be treated in all respects under the terms and provisions of this Agreement as though such notices were received on the same date at the same time. Accordingly, the Put Closing Date, the closing date related to a PNA Holder Put Notice and the Series C Put Closing Date related to such notices shall occur simultaneous on one closing date and the payments to all such Securityholders shall be made pro rata on the basis of the Common Stock Equivalents subject to such put rights.

         (f) Upon election to require the Company to purchase such Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to the provisions of this Article 5, the Company will, subject to Section 5.4, notify each Series A Holder, Series B Holder or Series C Holder of the Put Closing Date or the Series C Put Closing Date, as the case may be, and each such Series A Holder, Series B Holder or Series C Holder, as the case may be, shall surrender the certificate or certificates representing such Shares to the Company on or before such date. On the Put Closing Date or the Series C Put Closing Date, as the case may be, the Put Price or the Series C Put Price, as the case may be, for such Shares shall be payable to each such Series A Holder, Series B Holder or Series C Holder, as the case may be, by certified or bank cashier's check or, at the option of the Series A Holder, Series B Holder or Series C Holder, as the case may be, receiving the same, by wire transfer in immediately available funds to an account designated by each such holder, and each surrendered certificate shall be canceled and retired. If less than all of the Shares represented by such certificate are purchased, a new certificate or certificates shall be issued representing the Shares not purchased by the Company. If the Company does not have available legal surplus to purchase all of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock that each such Series A Holder, Series B Holder or Series C Holder has requested the Company to purchase under this Article 5, the Company shall purchase the maximum number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock that it may purchase with such legal surplus available, pro rata to the Put Price or the Series C Put Price, as the case may be, thereof, and the Company shall repurchase the remainder of such Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, as the case may be, as soon as it has funds legally available to do so.

         (g) The Company shall be permitted to pay the Put Price or the Series C Put Price, as the case may be, by delivery of a subordinated note payable in three annual installments of principal commencing on the first anniversary of the Put Closing Date or the Series C Put Closing Date, as the case may be, with interest at an annual rate equal to 3-1/2% plus the Prime Rate, it being acknowledged and agreed that with respect to the decision to pay the Put Price in cash or in such annual installments, the Series A and Series B Directors shall not be entitled to vote if such decision is with respect to the redemption or repurchase of the Series A Preferred Stock or the Series B Preferred Stock, and the Series C Directors shall not be entitled to vote if such decision is with respect to the redemption or repurchase of the Series C Preferred Stock.

         (h) If payment of the Put Price to the Series A Holders and Series B Holders or the Series C Put Price to the Series C Holders shall cause the Company to be in default under the provisions of any of its loan agreements (a "Default Event"), the Company may defer payment of all or such part of the Put
 --------------
Price or the Series C Put Price, as the case may be, to each Series A Holder and Series B Holder or Series C Holder, as the case may be, pro rata to the Put Price or the Series C Put Price, as the case may be, thereof, in an amount (a "Deferred Amount") and for such time as is necessary to avoid a Default Event.
 ----------------
Interest shall accrue on so much of the Deferred Amount as is outstanding from time to time at a rate per annum (based on the actual number of days elapsed in a 365 day year) equal to 3-1/2% percent plus the Prime Rate and such interest shall be payable by the Company to the Series A Holders, Series B Holders or Series C Holders, as the case may be, at the time of payment of the Deferred Amount in full. In addition, the Company shall use its best efforts to pay the Put Price or the Series C Put Price in full on the Put Closing Date or the Series C Put Closing Date, as the case may be, and, in this regard, the Company shall (i) seek to negotiate with its lenders to permit the Company, under the terms of its loan agreements, to perform its obligations under this Article 5 and/or (ii) seek to obtain new financing.

         5.2 Put Price.  (a) For purposes of this Article 5, the Put Price shall
             ---------
be the greater of (i) the Appraised Value of the Conversion Stock underlying the Series A Preferred Stock or Series B Preferred Stock, as the case may be, or
(ii) the Adjusted Value of the Series A Preferred Stock or Series B Preferred Stock, as the case may be. The "Appraised Value" shall mean the fair market value of the Conversion Stock issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, determined pursuant to the appraisal procedure set forth in the immediately succeeding section (the "Appraised Value"). The "Adjusted Value" shall be an amount per share equal to
 ----------------
the Adjusted Purchase Price of the Series A Preferred Stock (determined in accordance with the Series A Certificate of Designation), or of the Series B Preferred Stock (determined in accordance with the Series B Certificate of Designation), as the case may be, plus a cumulative accretion computed on the Adjusted Purchase Price at the rate of 8% per annum (compounded annually) from the date of issue up to the date of the Put Notice, reduced by an amount equal
                                                     -------
to the aggregate of all declared and paid cash dividends, if any.

                  (b) For purposes of this Article 5, the Series C Put Price shall be the greater of (i) the Series C Appraised Value of the Conversion Stock underlying the Series C Preferred Stock, or (ii) the Series C Adjusted Value. The "Series C Appraised Value" shall mean the fair market value of the Conversion Stock issuable upon conversion of the Series C Preferred Stock determined pursuant to the appraisal procedure set forth in the immediately succeeding section (the "Series C Appraised Value"). The "Series C Adjusted
                            -------------------------
Value" shall be an amount per share equal to the Adjusted Purchase Price of the Series C Preferred Stock (determined in accordance with the Series C Certificate of Designation), plus a cumulative accretion computed on the Adjusted Purchase Price at the rate of 8% per annum (compounded annually) from the date of issue up to the date of the Series C Put Notice, reduced by an amount equal to the aggregate
                                     -------
of all declared and paid cash dividends, if any.

         5.3 Appraisal  Procedure.  In order to determine the Appraised Value or
             --------------------
the Series C Appraised Value, the holders of a Majority of the Shares of Series A and Series B Preferred Stock (in the case of determinations of the Appraised Value) or the holders of a Majority of the Shares of Series C Preferred Stock (in the case of determinations of the Series C Appraised Value), on the one hand, and the Board (excluding the Series A and Series B Preferred Directors, in the case of the determination of the Appraised Value of the Series A Preferred Stock or the Series B Preferred Stock, and excluding the Series C Preferred Directors, in the case of the determination of the Appraisal Value of the Series C Preferred Stock), on the other hand, shall each appoint one appraiser (collectively, the "Initial Appraisers"), within 20 days after delivery of the
                     ------------------
Put Notice or the Series C Put Notice, as the case may be, which appraisers shall promptly determine a fair market value based on the going concern value of the Company as a whole and without adjustment for minority interest or lack of liquidity, within 30 days. In the event that the fair market values determined by the Initial Appraisers (collectively, the "Original Estimates") do not differ
                                              ------------------
in amount by more than 10 percent,  the fair market  value for  purposes of this
Section 5.3 shall be the amount equal to the average of the Original Estimates. In the event that the Original Estimates differ in amount by more than 10 percent, the holders of a Majority of the Shares of Series A and Series B Preferred Stock (in the case of determinations of the Appraised Value) or the holders of a Majority of the Shares of Series C Preferred Stock (in the case of determinations of the Series C Appraised Value) and the Company shall mutually agree on a third appraiser within 5 days thereafter, provided that if such holders and the Company fail to appoint a third appraiser within such 5-day period, then the Initial Appraisers shall appoint a third appraiser within 5 days thereafter. The third appraiser shall independently, within 30 days of such third appraiser's appointment, determine such a fair market value (the "Third
                                                                           -----
Estimate").  The  Original  Estimate  that is  nearest  in  amount  to the Third
--------
Estimate shall be deemed to be the fair market value that shall be binding on the Company and the holders of the Shares subject to the Put. The Company shall bear all costs of appraisers under this Section 5.3. All appraisers appointed pursuant to this Section 5.3 shall be qualified in valuing companies similar to the Company and shall be unaffiliated with any party hereto. Any determination of the Appraised Value or the Series C Appraised Value under this Section 5.3 shall be made without reduction resulting from the lack of liquidity of the Shares subject to Put or the Series C Put or the fact that such Shares may, at such time, represent a minority interest in the Company.

         5.4 Consent Required to Put. Upon receipt of a Put Notice or a Series C
             -----------------------
Put Notice, the Company shall request the Required Banks to consent to the exercise of the Put or the Series C Put, as the case may be. The Company shall not be required to purchase Series A Preferred Stock and Series B Preferred Stock or Series C Preferred Stock, as the case may be, pursuant to Section 5.1, and the Put Notice or the Series C Put Notice, as the case may be, shall be deemed rescinded and withdrawn and of no force and effect and no beneficiary of any Put or Series C Put, as the case may be, shall have any rights thereunder, and no beneficiary of any Put or Series C Put, as the case may be, shall have any rights or remedies to enforce any Put or Series C Put, as the case may be, until such time as all Obligations shall have been paid in full in cash, unless the Required Banks have consented in writing to the exercise of the Put or Series C Put, as the case may be.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

         6.1      Public Offering Shares.
                  ----------------------

                  (a)  Demand  Registration   Rights.  (i)  Subject  to  Section
                       -----------------------------
                       6.1(a)(ii), at any time and from time to time following the one year anniversary of an Initial Public Offering, if the Company receives written notice from either (A) holders of Class A Common Stock (as defined in Section
                       8.1(e)) who, immediately prior to the Initial Public Offering, constituted the holders of a majority of the Shares of the Series A and Series B Preferred Stock, or
                       (B)  holders  of  Class B Common  Stock  (as  defined  in
                       Section 8.1(e)) who immediately prior to the Initial Public Offering, constituted the holders of a Majority of the Shares of the Series C Preferred Stock, which notice demands the registration of all or any portion of the Common Stock, Conversion Stock or Warrant Shares held by such Series A Holders, Series B Holders or Series C Holders and specifies the intended methods of disposition thereof (which may include a delayed and continuous offering pursuant to Rule 415 promulgated under the Securities Act), then the Company shall promptly (and in any event within 10 days after its receipt of such demand) provide notice thereof to the other Securityholders in accordance with this Section 6.1 (which other Securityholders shall have the right, subject to Section 6.1(c)(ii) to include in such registration any shares of Common Stock, and any shares of Common Stock issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or upon exercise of Warrants or Options held by them) and cause to be prepared a registration statement, file and obtain a receipt for the registration statement as soon as practicable (but not later than 90 days after the date of such demand), and exercise its best efforts to file a final registration statement, to obtain a receipt therefor as soon as practicable thereafter and to have such registration statement declared effective as soon as practicable thereafter, under the Securities Act and such other securities laws as shall be directed by such Securityholders, to the end that the Shares (including Shares issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or upon exercise of Warrants or Options) held by all demanding Securityholders, may be sold thereunder as soon as practicable after the receipt of such notice, and the Company will use its best efforts to ensure that a distribution of such Shares pursuant to the registration statement may continue for up to six months from the date of the effective date of the registration statement or such later time pursuant to the method of disposition specified in the demand for registration; provided,
                                                                       --------
                       however,  that the Company shall not be obligated
                       -------
                       to take any action to effect such registration, qualification or compliance pursuant to this Section 6.1(a) unless the Company shall have received requests for such registration of such Shares having a minimum anticipated aggregate net offering price (based on the then market price of the Common Stock and customary underwriter's discounts and commissions, if applicable) of $20.0 million, subject, however, to the right of the Company pursuant to Section 6.1(c)(ii), upon advice of the managing underwriters, to reduce the number of Shares that are requested to be registered by such holders (a "Market Cut Back"). Notwithstanding the foregoing, the
                        ---------------
                       holders of Class B Common Stock shall be entitled to exercise the registration rights contained herein solely with respect to the Class A Common Stock issuable upon conversion of such Class B Common Stock. The Class B Common Stock shall be automatically converted into Class A Common Stock upon the consummation of an underwritten offering for such Class A Common Stock or upon the sale of such Class A Common Stock pursuant to any delayed and continuous offering pursuant to Rule 415 promulgated under the Securities Act. Each such registration shall hereinafter be called a "Demand Registration." The Series
                                                -------------------
                       A Holders and the Series B Holders shall be entitled to request one Demand Registration and the Series C Holders shall be entitled to request two Demand Registrations; provided, however, that if all of the Series C Preferred
                       --------   -------
                       Stock may have been (x) included in the registration statement prepared upon the exercise of the Series C Holders' first exercised right for a Demand Registration and (y) offered and sold in such offering in accordance with the plan of distribution described therein (after giving full force and effect to the Company's right to a Market Cut Back and the Company's rights under Section 6.1(a)(ii)), then the Series C Holders shall not have the right to the second Demand Registration (but will continue to have the rights provided under Section
                       6.1(b)). A Demand Registration shall not count as such until a registration statement becomes effective; provided, that if, after such registration statement has
                       --------
                       become effective, the offering pursuant to the registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental authority, such registration shall be deemed not to have been effected unless such stop order, injunction or other order shall subsequently have been vacated or otherwise removed. The holders of a Majority of the Shares of the Series A and Series B Preferred Stock or the holders of a Majority of the Shares of the Series C Preferred Stock requesting such registration shall select the underwriters of any underwritten offering pursuant to a registration statement filed pursuant to this Section 6.1(a).

                       (ii) (A) If, upon receipt of a registration request pursuant to Section 6.1(a)(i), the Company is advised in writing (with a copy to the person(s) requesting registration pursuant to Section 6.1(a)) by a nationally recognized investment banking firm selected by the

Company that, in such firm's opinion, a registration at the time and on the terms requested would materially and adversely affect any immediately planned underwritten public equity financing by the Company for the primary purpose of raising capital for the Company that had been contemplated by the Board prior to receipt of notice requesting registration pursuant to Section 6.1(a)(i) (a "Transaction Blackout"), the Company shall not be required to effect a
 ---------------------
registration pursuant to Section 6.1(a)(i) until the earliest of (1) the abandonment of such financing, (2) 90 days after the completion of such financing, (3) the termination of any "hold back" or "lock-up" period obtained by the underwriter(s) selected by the Company from any person in connection with such financing, or (4) 180 days after notice to the Securityholders requesting registration of written notice of such Transaction Blackout (together with a copy of the investment banking firm opinion referred to above in this Section 6.1(a)(ii)(A)); provided, however, that the Company shall be entitled to
                 --------   -------
exercise this right on only one occasion during any twelve-month period; or

                           (B)  If,  while a  registration  request  is  pending
pursuant to Section 6.1(a), counsel to the Company has determined in good faith that the filing of a registration statement would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and which has not been disclosed to the public (which determination shall be made promptly), the Company shall not be required to effect a registration pursuant to Section 6.1(a) until the earlier of (1) the date upon which such material information is disclosed to the public or ceases to be material and (2) 45 days after counsel to the Company makes such good faith determination.

                       (iii) For purposes of this Article VI, whenever there are references to Series A Holders, Series B Holders or Series C Holders at a time following an Initial Public Offering, such terms shall be deemed to refer to the same Persons but in their capacity as holders of Class A Common Stock or Class B Common Stock, as the case may be.

                  (b)  "Piggyback"  Registration  Rights.  Subject to applicable
                        --------------------------------
                       stock exchange rules and securities regulations, at least 30 days prior to the filing of any registration statement for any public offering of any of its Common Stock for the account of the Company or any other Person (other than a registration statement on Form S-4 or S-8 (or any successor forms under the Securities Act) or other registrations relating solely to employee benefit plans or any transaction governed by Rule 145 of the Securities
                       Act), the Company shall give written notice of such proposed filing and of the proposed date thereof to each Securityholder and if, on or before the twentieth (20th) day following the date on which such notice is given, the Company shall receive a written request from any such Securityholder requesting that the Company include among the securities covered by such registration statement any Shares (including Shares issuable upon conversion of
                       Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or upon exercise of Warrants or Options) held by such Securityholder for offering for sale in a manner and on terms set forth in such request, the Company shall include such Shares in such registration statement, if filed, so as to permit such

                       Shares to be sold or disposed of in the manner and on the terms of the offering thereof set forth in such request. Each such registration shall hereinafter be called a
                       "Piggyback  Registration."  The  holders of a majority of
                        -----------------------
                       the Shares of the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock (taken as a single class) participating in the registration shall have the right to select an underwriter of any offering pursuant to a registration statement filed pursuant to this Section 6.1(b).

                  (c)  Terms and Conditions of Registration or Qualification. In
                       -----------------------------------------------------
                       connection with any registration statement filed pursuant to Section 6.1(a) or 6.1(b) hereof, the following provisions shall apply:

                       (i) Each selling Securityholder shall, if requested by the managing underwriter, agree not to sell any Shares held by such selling Securityholder (other than the Shares so registered) for such period of time following the effective date of the registration statement relating to such offering, but in no event in excess of three (3) months in the case of a secondary offering, or such other longer period as the managing underwriter may require and the Company shall agree.

                       (ii) If the managing  underwriter advises in writing that
                            the inclusion in such registration or qualification of some or all of the Shares sought to be registered exceeds the number (the "Saleable Number") that can
                                                     ----------------
                            be sold in an orderly fashion within a price range acceptable to the Company, if such registration is being effected at the Company's determination, or holders of a Majority of the Shares of the Series A and Series B Preferred Stock, if such registration is being effected at the request of the holders of a Majority of the Shares of Series A Preferred Stock and Series B Preferred Stock, or the holders of a Majority of the Shares of the Series C Preferred Stock, if such registration is being effected at the request of the holders of a Majority of the Shares of Series C Preferred Stock, then the number of Shares offered shall be limited to the Saleable Number and shall be allocated as follows:

                            (A) If such  registration  is being  effected at the
Company's determination to sell Shares for its own account, (1) first, all the Shares the Company proposes to register and (2) second, the difference between the Saleable Number and the number to be included pursuant to clause (1) above, allocated first to the Series A Holders, Series B Holders and Series C Holders pro rata on the basis of the relative number of Shares offered for sale by each such Securityholder, and then among all other selling Securityholders pro rata on the basis of the relative number of Shares offered for sale by each such other Securityholder; and

                            (B)   in  all   other   cases,   including   if  the
registration is being effected pursuant to a Demand Registration, (1) first, the entire Saleable Number allocated first to the holders of the Series A and Series B Preferred Stock, if the Demand Registration was initiated by the holders of a Majority of the Shares of the Series A and Series B Preferred Stock, or to the holders of the Series C Preferred Stock, if the Demand Registration was initiated by the holders of a Majority of the Shares of the Series C Preferred Stock, and then among all other selling Securityholders pro rata on the basis of the relative number of Shares offered for sale by each such Securityholder and
(2) second, the difference (if positive) between the Saleable Number and the number to be included pursuant to clause (1) above, allocated to the Company.

                      (iii) The selling  Securityholders  will promptly  provide the Company with such information concerning the selling Securityholder, its ownership of Shares and its intended methods of distribution as the Company shall reasonably request in order to prepare such registration statement and, upon the Company's request, each selling Securityholder shall provide such information in writing and signed by such Securityholder and stated to be specifically for inclusion in the registration statement. If the distribution of the Shares covered by the registration statement shall be effected by means of an underwriting, the right of any selling Securityholder to include its Shares in such registration shall be conditioned on such Securityholder's execution and delivery of a customary underwriting agreement with respect thereto; provided, however, that except with respect
                                     --------  -------
                            to information concerning such Securityholder and its ownership of Shares to be included in such registration and such Securityholder's intended manner of distribution of the Shares, no selling Securityholder shall be required to make any representations or warranties in such agreement as a condition to the inclusion of its Shares in such registration.

                      (iv) The Company shall bear all expenses in connection with the preparation of any registration statement filed pursuant to Section 6.1(a), including the fees and disbursements of one counsel for the selling Securityholders, except for the underwriting discounts or commissions with respect to Shares of the selling Securityholders which shall be borne by the selling Securityholders.

                      (v) The Company shall bear all expenses in connection with the preparation of any registration statement filed pursuant to Section 6.1(b), including the fees and disbursement of one counsel to the selling
                            Securityholders, except for the underwriting discounts or commissions with respect to Shares of the selling Securityholders, which shall be borne by the selling Securityholders.

                      (vi) Following the effective date of such registration statement, the Company shall, upon the request of the selling Securityholders, forthwith supply such number of prospectuses (including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act or such other securities laws where the registration statement or prospectus has been filed and such other documents as are referred to in the registration statement as shall be requested by the selling Securityholders to permit such Securityholders to make a public distribution of their Shares, provided that the selling Securityholders furnish the Company with such appropriate information relating to such Securityholders' intentions in connection therewith as the Company shall reasonably request in writing.

                      (vii) The Company shall  prepare and file such  amendments and supplements to such registration statement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act or such other securities laws where the registration statement has been filed with the respect to the offer and sale or other disposition of the Shares covered by such registration statement during the period required for distribution of the Shares, which period shall not be in excess of six
                            (6) months from the effective date of such registration statement or such longer period specified in the demand for registration.

                      (viii)The Company  shall use its best  efforts to register or qualify the Shares of the selling Securityholders covered by any such registration statement under such securities or Blue Sky laws in such jurisdictions as the Securityholders may request; provided, however, that the Company shall not be
                            --------   -------
                            required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified in order to comply with such request.

                      (ix)  The Company will as expeditiously as possible:

                            (A) cause the Shares  covered  by such  registration
statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Securityholders to consummate the disposition of such Shares;

                            (B) notify each selling  Securityholder  at any time
when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                            (C) cause all  Shares  covered  by the  registration
statement to be listed on each securities exchange or designated for quotation on NASDAQ on which similar securities issued by the Company are then so listed or designated and, unless the same already exists, provide a transfer agent, registrar and CUSIP number for all such Shares not later than the effective date of the registration statement;

                            (D) enter into such customary agreements  (including
an underwriting agreement in customary form) and take all such other actions as the holders of a majority of the voting power of the Shares being sold or the underwriters retained by such holders, if any, reasonably request in order to expedite or facilitate the disposition of such Shares;

                            (E) make  available  for  inspection  by any selling
Securityholder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all
                                                               ----------
financial and other records, pertinent corporate documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

                            (F)  obtain  "cold  comfort"   letters  and  updates
thereof from the Company's independent public accountants and an opinion from the Company's counsel, in each case addressed to the selling Securityholders, in customary form and covering such matters of the type customarily covered by "cold comfort" letters and opinion of counsel, respectively, as the holders of a majority of the voting power of the Shares of the selling Securityholders shall request;

                            (G) otherwise  comply with all applicable  rules and
regulations of the Commission, and make available to its Securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder; and

                            (H) cause its officers to use their  reasonable best
efforts to support the marketing of the Shares covered by the registration statement (including, without limitation, the participation in "road shows," at the request of the managing underwriter) taking into account the Company's business needs.

                       (x) Each selling Securityholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
                            Section 6.1(c)(ix)(B), such Securityholder will forthwith
                            discontinue disposition of its Shares pursuant to the registration statement covering such Shares until such Securityholder's receipt of the copies of the supplemented or amended prospectus contemplated by such Section 6.1(c)(ix)(B) and, if so directed by the Company, such Securityholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Securityholder's possession, of the prospectus covering such its Shares current at the time of receipt of such notice.

                  (d)  Transfer   Restrictions.    The   transfer   restrictions
                       -----------------------
                       contained in Article 4, including, without limitation, those set forth in Section 4.3, of this Agreement shall not apply to any offering of Shares pursuant to this
                       Section 6.1.

                  (e)  Indemnification.
                       ---------------

                       (i) In the event of the registration or qualification of any Shares of the Securityholders under the Securities Act or any other applicable securities laws pursuant to the provisions of this Section 6.1, the Company agrees to indemnify and hold harmless each Securityholder thereby offering such Shares for sale (a "Seller") and each of their officers,
                                       ------
                            directors, partners, members or agents, the underwriter, broker or dealer, if any, of such Shares, and each other Person, if any, who controls any such Seller, underwriter, broker or dealer within the meaning of the Securities Act or any other applicable securities laws (each an "Indemnified Seller"), from and against any and all
                             ------------------
                            losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such Indemnified Seller may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Shares, or any amendment or supplement thereto, offering circular or other document or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act, the Exchange Act or any other applicable securities laws applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration or qualification and will promptly reimburse each such Indemnified Seller for any legal or other expenses reasonably incurred by such Indemnified Seller in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will
                                       --------   -------
                            not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Indemnified Seller specifically and expressly for use in the preparation thereof, or to the extent that an Indemnified Seller sold securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus as then amended or supplemented if the Company previously furnished copies thereof to such Indemnified Seller and the loss, claim, damage, liability or action results from an untrue statement or omission contained in the preliminary prospectus that was corrected in the final prospectus.

                       (ii) In the event of the registration or qualification of
                            any Shares of the Securityholders under the Securities Act or any other applicable securities laws for sale pursuant to the provisions of this
                            Section 6.1, each selling Securityholder, each underwriter, broker and dealer, if any, of such Shares, and each other Person, if any, who controls any such selling Securityholder, underwriter, broker or dealer within the meaning of the Securities Act, agrees severally, and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of the Securities Act, and each officer and director of the Company from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Company, such controlling Person or any such officer or director may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Shares were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Shares, or any amendment or supplement thereto, or arise out of or are based upon an untrue statement or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission was made therein in reliance upon and in conformity with written information furnished to the Company by such selling Securityholder, underwriter, broker, dealer or controlling

                            Person specifically for use in connection with the preparation thereof, and will reimburse the Company, such controlling Person and each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that
                                                         --------  -------
                            no selling  Securityholder will be liable under this
                            Section 6.1(e)(ii) for any amount in excess of the net proceeds paid to such selling Securityholder in respect of Shares sold by it.

                       (iii)Promptly  after  receipt  by a  Person  entitled  to
                            indemnification under this Section 6.1(e) (an "Indemnified Party") of notice of the commencement
                             ------------------
                            of any action or claim relating to any registration statement filed under Section 6.1(a) or 6.1(b) or as to which indemnity may be sought hereunder, such indemnified party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "Indemnifying Party"), give written notice to such
                             -------------------
                            Indemnifying Party of the commencement of such action or claim, but the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to any Indemnified Party otherwise than pursuant to the provisions of this Section 6.1(e) and shall also not relieve the Indemnifying Party of its obligations under this Section 6.1(e) except to the extent that the Indemnifying Party is actually prejudiced thereby. In case any such action is brought against an Indemnified Party, and it notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense, with counsel reasonably satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no
                                                    --------   -------
                            Indemnifying Party shall enter into any settlement agreement without the prior written consent of the Indemnified Party unless such Indemnified Party is fully released and discharged from any such liability. Notwithstanding the foregoing, the Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (A) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such suit, action, claim or proceeding, (B) the Indemnifying Party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding, or (C) such Indemnified Party shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it that are different from or additional to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnified Party. If any of the events specified in clauses (A), (B) or (C) of the preceding sentence shall have occurred or shall otherwise be applicable, then the reasonable fees and expenses of one counsel or firm of counsel selected by a majority in interest of the Indemnified Parties (and reasonably acceptable to the Indemnifying Party) shall be borne by the
                            Indemnifying Party. If, in any such case, the Indemnified Party employs separate counsel, the Indemnifying Party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the Indemnified Party and the Indemnified Party shall assume such defense and/or settle such action; provided, however, that
                                                        --------   -------
                            an Indemnifying Party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld.

                                   ARTICLE VII

                                PREEMPTIVE RIGHTS

         7.1      Preemptive Rights.
                  -----------------

                  (a)  Prior to an Initial Public  Offering.  If, after the date
                       ------------------------------------
                       hereof and prior to an Initial Public Offering, the Company shall propose to issue or sell New Securities (as hereinafter defined) or enter into any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance or sale of any New Securities, then subject to the immediately following paragraph, each Securityholder shall have the right to purchase that number of New Securities, at the same price and on the same terms proposed to be issued or sold by the Company, so that each such Securityholder would, after the issuance or sale of all such New Securities (and after giving effect to the preference given to the Series C Holders set forth in the immediately following paragraph), hold the same proportionate interest of the Fully Diluted Capitalization as was held by each such Securityholder immediately after any issuance or sale of New Securities as set forth in the immediately following paragraph and immediately prior to the issuance or sale of the balance of such New Securities (the "Proportionate Percentage"). "New Securities" shall mean
                        ------------------------      --------------
                       any Shares or other securities or other rights convertible or exchangeable into or exercisable for Shares; provided, however, that "New Securities" does not
                               --------  -------
                       include: (i) any Warrants, Options or Common Stock issued or issuable on conversion of the Series A Preferred
                       Stock, Series B Preferred Stock or Series C Preferred Stock, or upon the exercise of Warrants or Options (other than options referred to in clause (v) below); (ii) Shares issued pursuant to the exercise of any rights, warrants, options (other than options referred to in clause (v) below) or other agreements not outstanding on the date of this Agreement including, without limitation, any security convertible or exchangeable, with or without consideration, into or for any stock, options and warrants, provided that the rights established by this
                       Section 7.1 apply with respect to the initial sale or grant by the Company of such rights or agreements; (iii) securities issued by the Company as part of any public offering pursuant to an effective registration statement under the Securities Act; (iv) Shares issued in connection with any stock split, stock dividend or recapitalization of the Company; (v) Shares issued to management, directors or employees of, or consultants to, the Company pursuant to options outstanding as of the date hereof and options to purchase Shares issued pursuant to any Option Plan or as otherwise approved by the Compensation Committee and Shares issuable upon exercise thereof; and (vi) securities issued as consideration for, or in connection with, any merger or acquisition of the stock or assets of any acquired entity by the Company.

         Notwithstanding the provisions of the foregoing paragraph, if, at the time of any proposed issuance or sale by the Company of New Securities prior to an Initial Public Offering, the RSI Beneficial Holders have Beneficial Ownership of Shares, Options and Warrants (which in the case of Options or Warrants shall include only those Options or Warrants that are Exercisable) representing (on a fully exercised and converted basis), in the aggregate, less than 30% of the Adjusted Fully Diluted Capitalization, then the RSI Beneficial Holders shall have the initial right, exercisable, in the sole discretion of RSI, by the Series C Holders for the benefit of the RSI Beneficial Holders or directly by any of the RSI Beneficial Holders (provided, that, if such right is exercised directly by any of the RSI Beneficial Holders, such Person shall become a party to this Agreement for all purposes hereunder), to purchase that number of New Securities (subject to the maximum number of New Securities proposed to be issued or sold) at, except as set forth in the two immediately following sentences, the same price and on the same terms proposed to be issued or sold by the Company so that after such priority purchase under this paragraph the RSI Beneficial Holders would have Beneficial Ownership of Shares, Options and Warrants representing (on a fully exercised and converted basis), in the aggregate, 30% of the Adjusted Fully Diluted Capitalization on a pro forma basis giving effect to the maximum number of New Securities proposed to be issued or sold. If, at the time of any issuance of New Securities, there are Unused Backlog CSE's that are derived from a previous issuance of shares as consideration for, or in connection with, any merger or acquisition of the stock or assets of any acquired entity by the Company ("Merger Shares"), then, notwithstanding the proposed price of the New
  --------------
Securities to be issued, the price per share of the New Securities (only for that number of New Securities as are purchasable under this paragraph with respect to such Unused Backlog CSE's derived from the Merger Shares which number of New Securities shall be deemed to be the first New Securities issued unless there are at the time Unused Backlog CSE's derived from In-the-Money Option Shares with respect to which such Unused Backlog CSE's came into existence prior to the Unused Backlog CSE's derived from the Merger Shares) acquirable by the Series C Holders or the RSI Beneficial Holders, as the case may be, shall be equal to the price per share at which the Merger Shares were valued at the time of issuance, as determined in good faith by the Board at the time of such acquisition (provided that if RSI disagrees with such valuation, then the Company and RSI shall utilize the appraisal procedures set forth in Section 5.3 hereof to determine such fair market value). If, at the time of any issuance of New Securities, there are Unused Backlog CSE's that are derived from the issuance of rights, warrants, options or other agreements to purchase Common Stock or any security convertible or exchangeable therefor (other than options granted under the Company's 1996 Option Plan) which such rights, warrants, options or other agreements were either (x) issued as consideration for, or in connection with, any merger or acquisition of the stock or assets of any acquired company (other than such issuances which are made as incentive compensation for future services and are approved by the Compensation Committee), or (y) issued with an exercise price below the then fair market value of the Common Stock, as determined in good faith by the Board (provided that if RSI disagrees with such valuation, then the Company and RSI shall utilize the appraisal procedures set forth in Section 5.3 hereof to determine such fair market value and provided further that the exercise price of any options issued pursuant to any Option Plan or as compensation to any consultant to the Company shall be deemed to be at or above fair market value and shall not be subject to the appraisal procedures if such exercise price has been established by the Compensation Committee), and which rights, warrants, options or other agreements described in clause (x) or clause (y) are Exercisable ("In-the-Money Option Shares"), then, notwithstanding the proposed price of the
  --------------------------
New Securities to be issued, the price per share (only for that number of New Securities as are purchasable under this paragraph with respect to such Unused Backlog CSE's derived from the In-the-Money Option Shares which number of New Securities shall be deemed to be the first New Securities issued unless there are at the time Unused Backlog CSE's derived from Merger Shares with respect to which such Unused Backlog CSE's came into existence prior to the Unused Backlog CSE's derived from the In-the-Money Option Shares) of the New Securities acquirable by the Series C Holders or the RSI Beneficial Holders, as the case may be, shall be equal to the exercise price for such In-the-Money Option
Shares. The failure of the RSI Beneficial Holders to exercise or to cause the Series C Holders to exercise such preemptive rights shall constitute an irrevocable waiver of the RSI Beneficial Holders' preemptive rights with respect to such New Securities. The Company shall comply with the procedural requirements of this Section 7.1 in connection with the offer of New Securities to the Series C Holders or the RSI Beneficial Holders, as the case may be. The rights set forth in this paragraph shall terminate and shall be of no force and effect at such time as the Qualifying Series C Beneficial Holders shall no longer maintain Beneficial Ownership of at least 20% of the Series C Adjusted Fully Diluted Capitalization. The Series C Holders shall provide such information as the Company shall reasonably request in order to determine the Beneficial Ownership of the Qualifying Series C Beneficial Holders. In the event that any RSI Beneficial Holder transfers

Beneficial Ownership in any Shares, Options or Warrants, then, notwithstanding such transfer, the Shares, Options or Warrants so transferred shall be deemed to be Beneficially Owned by the RSI Beneficial Holders for purposes of this Section 7.1.

         Subject to the immediately preceding paragraph, the Company shall give the Securityholders written notice of its intention to issue and sell New Securities, describing the type of New Securities, the price and the general terms and conditions upon which the Company proposes to issue the same. Subject to the immediately preceding paragraph, the Securityholders shall have 15 days from the giving of such notice to agree to purchase all (or any part) of its Proportionate Percentage of New Securities for the price and upon the terms and conditions specified in the notice by giving written notice of the Company and stating therein the quantity of New Securities to be purchased.

         If the Securityholders fail to exercise in full such right within such 15 days, the Company shall have 120 days thereafter to sell the New Securities in respect of which the Securityholders' rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Securityholders pursuant to this Section 7.1(a). If the Company has not sold the New Securities within such 120 days, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Securityholders in the manner provided above.

         If a Securityholder which is a SBIC has the right to acquire any voting New Securities under this Section 7.1(a), the Company shall, at such Securityholder's request, offer to sell to such Securityholder, New Securities that do not have voting rights but otherwise have the same terms as such voting New Securities.

         Prior to the consummation of an Initial Public Offering, if there remain any Unused Backlog CSE's that are derived from Merger Shares or In-the-Money Option Shares, upon request of the RSI Beneficial Holders, the Company shall issue to the RSI Beneficial Holders or the Series C Holders, as determined by RSI in its sole discretion, that number of shares of Series C Preferred Stock as are purchasable under the second paragraph of this Section 7.1(a) with respect to such Unused Backlog CSE's derived from the Merger Shares and the In-the-Money Option Shares. The per share price for such shares to be issued shall be calculated in the manner set forth in the second and third sentences, as applicable, contained in the second paragraph of this Section 7.1(a). The Company shall notify the Series C Holders of the consummation of an Initial Public Offering at least 30 days, prior thereto and the Series C Holders or the RSI Beneficial Holders, as the case may be, shall have 15 days after receipt of such notice to exercise the rights contained in this paragraph. The rights set forth in this paragraph, if not exercised by the RSI Beneficial Holders or the Series C Holders for the account of the RSI Beneficial Holders, prior to the consummation of an Initial Public Offering, shall terminate upon the effectiveness of an Initial Public Offering.

                  (b)  Initial  Public  Offering and Following an Initial Public
                       ---------------------------------------------------------
                       Offering.  If,  in  connection  with  an  Initial  Public
                       --------
                       Offering or thereafter, the Company shall propose to issue or sell Additional Securities or enter into any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance or sale of any Additional Securities, then the Series C Holders shall have the right to purchase that number of Additional Securities, at the same price and on the same terms proposed to be issued or sold by the Company, so that the Series C Holders would, after the issuance or sale of all such Additional Securities, Beneficially Own the greater of
                       (i) 46% of the Adjusted Fully Diluted  Capitalization  or
                       (ii) the same percentage of the Adjusted Fully Diluted Capitalization as they held immediately prior to such issuance or sale of all such Additional Securities, provided, however, that (x) in connection with an Initial Public Offering, the right of the Series C Holders to purchase Additional Securities pursuant to this Section 7.1(b) also shall be limited to a right to acquire 30% of the Additional Securities until the dollar amount of such Additional Securities sold in such Initial Public Offering to Persons other than the Series C Holders (or any Beneficial Owner of the Series C Preferred Stock or Shares acquired by conversion thereof) is at least $75,000,000 and thereafter shall be exercisable to the extent provided above. Notwithstanding the immediately preceding sentence, if, at the time of issuance of any Additional Securities, the Series C Holders Beneficially Own less than 46% of the Adjusted Fully Diluted Capitalization and the Series C Holders do not exercise their right in full to acquire Additional Securities pursuant to the previous sentence, then, in any subsequent issuance of Additional Securities, the Series C Holders shall have the rights to purchase only that number of Additional Securities, at the same price and on the same terms proposed to be issued or sold by the Company, so that the Series C Holders would, after the issuance or sale of all such Additional Securities, Beneficially Own the same percentage of the Adjusted Fully Diluted Capitalization as such Series C Holders Beneficially Owned after the issuance of Additional
                       Securities in which such Series C Holders did not so exercise their right in full (for these purposes any capital stock of the Company subsequently acquired by the Series C Holders other than pursuant to a direct issuance by the Company shall not be deemed to be Beneficially Owned by such Series C Holders). For purposes of this
                       Section 7.1(b), the term "Additional Securities" shall mean New Securities plus all securities issued by the Company as part of any public offering pursuant to an effective registration statement under the Securities Act ("Additional Securities").
                         ---------------------

         Subject to the immediately preceding paragraph, the Company shall give the Series C Holders written notice of its intention to issue and sell Additional Securities, describing the type of Additional Securities, the price and the general terms and conditions upon which the Company proposes to issue the same. Subject to the immediately preceding paragraph, the Series C Holders shall have 15 days from the giving of such notice to agree to purchase all (or any part) of the Additional Securities which they are entitled to purchase pursuant to this Section 7.1(b) for the price and upon the terms and conditions specified in the notice by giving written notice of the Company and stating therein the quantity of Additional Securities to be purchased.

         If the Series C Holders fail to exercise in full such right within such 15 days, the Company shall have 180 days thereafter to sell the Additional Securities in respect of which the Series C Holders' rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Series C
Holders pursuant to this Section 7.1(b). If the Company has not sold the Additional Securities within such 180 days, the Company shall not thereafter issue or sell any Additional Securities, without first offering such securities to the Series C Holders in the manner provided above. The rights set forth in this Section 7.1(b) shall terminate and shall be of no force and effect at such time as the Qualifying Series C Beneficial Holders shall no longer maintain Beneficial Ownership of at least 20% of the Series C Adjusted Fully Diluted Capitalization.

         7.2 Standstill.  Except as expressly provided in Section 7.1, no Series
             ----------
A Holder, Series B Holder or Series C Holder or any Affiliate thereof shall purchase or otherwise acquire any securities of the Company that are not subject to the provisions of this Agreement, without the prior approval of a majority of the Series A and Series B Preferred Directors and the Company Directors (taken in the aggregate) and a majority of the Series C Preferred Directors. Notwithstanding the generality of the foregoing, this Section 7.2 shall not apply to restrict the granting by the Company to any Person of Options pursuant to any Option Plan and/or to the exercise of any such Options.

                                  ARTICLE VIII

                                   TERMINATION

         8.1 Termination.  This Agreement shall terminate automatically upon the
             -----------
consummation of (i) an Initial Public Offering, or (ii) a Sale of the Company; provided, however, that, notwithstanding the foregoing:
--------  -------

                  (a) the provisions of Section 4.5 shall survive an Initial Public Offering and shall terminate upon the third anniversary thereof;

                  (b) the provisions of Section 4.10 shall survive in accordance with the terms thereof;

                  (c) the provisions of Article 6 shall survive an Initial Public Offering until each Securityholder has disposed of its Shares that are the subject of this Agreement; provided, however, that the provisions of Section
                               --------  -------
6.1(a) shall terminate upon the third anniversary of the date of consummation of such Initial Public Offering and the provisions of Section 6.1(b) shall terminate when each Securityholder is eligible to sell all of the securities held by it and covered by this Agreement in a single transaction pursuant to Rule 144 promulgated under the Securities Act (taking into account the volume limitations contained therein); and

                  (d) the provisions of (i) Section 7.1(b), (ii) Section 2.1(a) solely as it relates to the right to nominate the Chairman of the Board, (iii)
Section  3.1(e),  (iv)  Section  3.1(h),  (v) Section  3.1(o),  and (vi) Section
3.1(p), in each case, shall survive an Initial Public Offering and continue until such time as the RSI Beneficial Holders no longer have Beneficial

Ownership of 15% of the Series C Adjusted Fully Diluted Capitalization; provided, however, that following the fifth anniversary of the Initial Public
--------   -------
Offering, such percentage shall be increased to 23%. Notwithstanding the foregoing, from and after an Initial Public Offering, Section 3.1(e) and Section 3.1(p) shall be modified to read as follows:

                  (A) Section 3.1(e): "entering into any business other than the Core Business if, as a result of the entering into such business, the Core Business would no longer be the predominant business of the Company;" and

                  (B) Section 3.1(p): "any amendment to the Articles of Incorporation (including the Certificates of Designation) or By-laws of the Company or any change in the number of members of the Board, any Committee thereof, or the Strategic Steering Committee, which amendment or change would materially and adversely affect the rights of the Series C Holders under this Agreement that survive an Initial Public Offering (it being agreed and understood that any amendment that increases the authorized capital stock of the Company shall not be deemed to materially and adversely affect such rights)";

                  (e) upon an Initial Public Offering, the Shares of Series C Preferred Stock shall automatically be converted pursuant to and in accordance with the Series C Certificate of Designation into shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), to be
                                                 ---------------------
issued  solely to the Series C Holders  (provided  that,  to the extent that any
                                         --------  ----
Shares of Series C Preferred Stock are Beneficially Owned by Persons who are not Qualifying Series C Beneficial Holders, such Shares of Series C Preferred Stock shall be converted pursuant to and in accordance with the Series C Certificate of Designation into Shares of Class A Common Stock, and such Persons who are not Qualifying Series C Beneficial Holders, by their execution of a consent pursuant to Section 9.6 hereof, irrevocably elect such conversion to Shares of Class A Common Stock, provided further however, that if any such Person shall not have executed such a consent for any reason, such Person shall nonetheless be deemed bound by the obligation set forth herein to convert Shares of Series C Preferred Stock to Shares of Class A Common Stock; and provided, further, that the
                                                   --------   -------
Qualifying Series C Beneficial Holders shall be deemed to have irrevocably elected to receive Shares of Class B Common Stock). Prior to such Initial Public Offering, the Board shall by resolution grant the Shares of Class B Common Stock the rights set forth in the immediately following sentence and shall provide for the automatic conversion of Shares of Class B Common Stock into Shares of Class A Common Stock upon any transfer thereof to a Person who is not a Qualifying Series C Beneficial Holder or upon the events set forth in clause (y) of the second sentence of Section 9.17(d). Shares of Class B Common Stock shall (i) carry the right to elect that number of Directors, but in no event more than four, as are equal to (A) 1, if the outstanding shares of the Class B Common Stock then represent 10% or more but less than 20% of the Series C Adjusted Fully Diluted Capitalization, (B) 2, if the outstanding shares of the Class B
Common  Stock  then  represent  20% or more  but less  than 30% of the  Series C
Adjusted

Fully Diluted  Capitalization,  (C) 3, if the outstanding  shares of the Class B
Common Stock then represent 30% or more but less than 40% of the Series C Adjusted Fully Diluted Capitalization, or (D) 4, if the outstanding shares of the Class B Common Stock then represent 40% or more of the Series C Adjusted Fully Diluted Capitalization, (ii) automatically convert into Common Stock upon any Person that is not a Qualifying Series C Beneficial Holder acquiring Beneficial Ownership thereof, and (iii) otherwise be identical to the Common Stock in all respects. From and after an Initial Public Offering, the reference to the Series C Preferred Directors in the definition of SuperMajority Approval shall mean the Directors elected by the holders of the Class B Common Stock. Nothing in this paragraph shall diminish any other rights of such holders contained in this Agreement that shall survive an Initial Public Offering which provisions shall survive in accordance with the terms thereof, notwithstanding the conversion of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into Class A Common Stock or Class B Common Stock, as the case may be; and

                  (f) the provisions of Section 9.17 shall survive in accordance with their terms.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1  Information.  The Company  covenants and agrees to deliver to each
             ------------
Securityholder who continues to own at least 2% of the Fully Diluted Capitalization (any such Securityholder, a "Large Securityholder") the
                                                   ----------------------
information specified in this Section 9.1 unless any such Large Securityholder at any time specifically requests that such information not be delivered to it.

                  (a)  Monthly and Quarterly  Financial  Statements.  As soon as
                       --------------------------------------------
                       available,  but in any event not  later  than  forty-five
                       (45) days after the end of each monthly or quarterly fiscal period as the case may be (other than the last quarterly fiscal period in any fiscal year of the Company), the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each such period and the related unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such period and for the elapsed period in such fiscal year, all in reasonable detail and stating, in comparative form (i) the figures as of the end of and for the comparable periods of the preceding fiscal year and (ii) the figures reflected in the operating budget for such period as specified in the financial plan of the Company delivered pursuant to
                       Section 9.1(e) hereof. All such financial statements shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods reflected therein except as stated therein and shall be accompanied by a certificate of the Company's president or chief financial officer to such effect.

                  (b)  Annual Financial Statements. As soon as available, but in
                       ---------------------------
                       any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated (and unaudited consolidating) balance sheets of the Company and its Subsidiaries as at the end of such fiscal year and the related audited consolidated (and unaudited consolidating) statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the figures as at the end of and for the immediately preceding fiscal year, accompanied (in the case of the audited consolidated financial statements) by an opinion of an accounting firm of recognized national standing selected by or such Subsidiary, which opinion shall state that such accounting firm's audit was conducted in accordance with generally accepted auditing standards. All such financial statements shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods reflected therein except as stated therein.

                  (c)  Material  Litigation.  Within  ten (10)  days  after  the
                       --------------------
                       Company learns of the commencement or written threat of commencement of any litigation or proceeding against the Company or any of its Subsidiaries or any of their respective assets that could reasonably be expected to have a material adverse effect on the Company, written notice of the nature and extent of such litigation or proceeding.

                  (d)  Material  Agreement.  Within  five  (5)  days  after  the
                       -------------------
                       receipt by the Company of written notice of the occurrence of a default by the Company or any of its Subsidiaries under any material contract, agreement or document that could reasonably be expected to have a material adverse effect on the Company, written notice of the nature and extent of such default.

                  (e)  Budgets. As soon as available, but in any event not later
                       -------
                       than thirty (30) days prior to the beginning of each fiscal year of the Company, the Annual Budget as well as any updates or revisions to such plan as soon as available.

                  (f)  Accountants'  Management  Letters,  Etc.  Promptly  after
                       ----------------------------------------
                       receipt by the Company, copies of all accountants' management letters and all management and board responses to such letters, and copies of all certificates as to compliance, defaults, material adverse changes, material litigation or similar matters relating to the Company and its Subsidiaries, which shall be prepared by the Company or its officers and delivered to the third parties.

                  (g)  Stockholders' Lists. Within sixty (60) days after the end
                       -------------------
                       of each fiscal year, a stockholders' list, showing the authorized and outstanding shares by class (including the Common Stock equivalents of any convertible security), the holders of all outstanding shares (both before giving effect to dilution and on a fully diluted basis) and all outstanding options, warrants and convertible securities, and detailing all options and warrants granted, exercised or lapsed (including in each case, without limitation, all option and warrant exercise prices, stock issuance prices and other terms) and all shares issued or sold (whether to directors or managers, in connection with financing or otherwise).

                  (h)  Other  Information  and  Access.  From time to time,  and
                       -------------------------------
                       promptly, such additional information regarding results of operations, financial condition or business of the Company and its Subsidiaries, including, without limitation, cash flow analyses, projections and minutes of any meetings of the Board, as any Large Securityholder may reasonably request. The Company shall also afford to any Large Securityholder (and its representatives) access, at reasonable times and on reasonable prior notice, to the books, records and properties of the Company and its Subsidiaries.

         9.2 Certificate  Legend.  Upon execution of this  Agreement,  the stock
             -------------------
certificates representing Shares held by the Securityholders shall contain substantially the following legend, in addition to any other legends deemed reasonably appropriate or necessary by the Company:

         "This certificate is transferable only upon compliance with and subject to the provisions of a Stockholders' Agreement among the Company and certain Securityholders, a copy of which Agreement is on file in the office of the Secretary of the Company at its principal place of business. The Company will furnish a copy of such Agreement to the record holder of this Certificate, without charge, upon written request to the Company at its principal place of business or registered office."

         9.3 Negotiable Form. Whenever any Shares, Warrants or Options are to be
             ---------------
delivered or sold pursuant to this Agreement, the Person selling such Shares, Warrants or Options shall deliver such certificates or other instruments duly endorsed or accompanied by appropriate stock powers or assignments separate from the instrument along with attached stock transfer tax stamps.

         9.4 Enforcement. No Shares, Warrants or Options shall be transferred on
             -----------
the books of the Company and no Transfer thereof shall be effective unless and until the terms and provisions of this Agreement are complied with, and in cases of violation of this Agreement by the attempted Transfer of the Shares, Warrants or Options without compliance with the terms and provisions thereof, such Transfer shall be invalid and of no effect and be deemed in all respects void ab
                                                                              --
initio, and the Company and/or any of the Securityholders who are not attempting
------
to Transfer the Shares, Warrants or Options shall have the right to compel the Securityholder who is attempting to Transfer the Shares, Warrants or Options, and/or the purported transferee, to Transfer and deliver the same in accordance with the applicable provisions of this Agreement.

         9.5 Specific Performance. The parties hereto recognize that the Shares,
             --------------------
Warrants or

Options cannot be readily purchased or sold on the open market and that it is to the benefit of the Company and the Securityholders that this Agreement be carried out; and for those and other reasons, the parties hereto would be irreparably damaged if this Agreement is not specifically enforced in the event of a breach hereof. If any controversy concerning the rights or obligations to purchase or sell any Shares, Warrants or Options arises, or if this Agreement is breached, the parties hereto hereby agree that remedies at law might be inadequate and that, therefore, such rights and obligations, and this Agreement, shall be enforceable by specific performance. The remedy of specific performance shall not be an exclusive remedy, but shall be cumulative of all other rights and remedies of the parties hereto at law, in equity or under this Agreement.

         9.6 Transferees.  The Company and the  Securityholders  shall cause any
             -----------
transferee of any Shares, Warrants or Options held by any Securityholder to execute a consent, in form and substance reasonably acceptable to the Company, to be bound by the terms and conditions of this Agreement and upon execution thereof such future Securityholder shall be entitled to the rights of an owner of the Shares, Warrants or Options held by such transferee hereunder, provided that the foregoing shall not apply to Shares that have been sold pursuant to an effective registration statement under the Securities Act or Rule 144 thereunder.

         9.7 Notices. Any notices or other communications  required or permitted
             -------
hereunder shall be sufficiently given if in writing and delivered in person, transmitted by telecopier or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address as any such party may notify to the other parties in writing:

                  (a)      if to the Company:

                           ALLIANCE National Incorporated
                           90 Park Avenue
                           Suite 3100
                           New York, New York 10016
                           Attn:  David W. Beale
                           Facsimile No.:  (212) 907-6444

                           with a copy to:

                           Morrison Cohen Singer & Weinstein, LLP
                           750 Lexington Avenue
                           New York, New York 10022
                           Attn:    Lawrence B. Rodman, Esq.
                           Facsimile No.: (212) 735-8708

                  (b)      if to the Cahill Holders:

                           Cahill, Warnock & Company LLC
                           1 South Street, Suite 2150
                           Baltimore, Maryland 21202
                           Attn:  David Warnock
                           Facsimile No.:  (410) 895-3805

                           with a copy to:

                           Wilmer, Cutler & Pickering
                           100 Light St.
                           Baltimore, Maryland 21202
                           Attn:  John B. Watkins, Esquire
                           Facsimile No.:  (410) 986-2828

                  (c)      if to the Northwood Holders:

                           Northwood Ventures LLC
                           485 Underhill Boulevard
                           Syosset, New York 11791
                           Attn: Henry T. Wilson
                           Facsimile No.: (516) 364-0879

                           with a copy to:

                           Haythe & Curley
                           237 Park Avenue
                           New York, New York 10017
                           Attn: Bradley P. Cost, Esquire
                           Facsimile No.: (212) 682-0200

                           and a copy to:

                           Kuhn, Loeb & Co.
                           485 Madison Avenue, 20th Floor
                           New York, New York 10022

                  (d)      if to the Paribas Holder or the PNA Holder:

                           Paribas, acting through its
                           Cayman Island Branch
                           787 Seventh Avenue
                           New York, New York 10019
                           Attn: Donald J. Ercole
                           Facsimile No.: (212) 841-2363

                           Paribas North America
                           787 Seventh Avenue
                           New York, New York 10019
                           Attn: Donald J. Ercole
                           Facsimile No.: (212) 821-2363

                           with a copy to:

                           White & Case
                           1155 Avenue of the Americas
                           New York, New York 10036
                           Attn: John Reiss, Esq.
                           Facsimile: (212) 354-8113

                  (e)      if to the Series C Holders:

                           InterOffice Superholdings LLC
                           225 Broadhollow Road
                           Melville, New York 11747
                           Attn:    Scott Rechler, Esq.
                                    Jason Barnett, Esq.
                           Fax:     (516) 622-6788

                           Reckson Office Centers LLC
                           225 Broadhollow Road
                           Melville, New York 11747
                           Attn:    Scott Rechler
                                    Jason Barnett, Esq.
                           Fax:     (516) 622-6788
                           with a copy to:

                           Herrick, Feinstein LLP
                           2 Park Avenue
                           New York, New York 10016
                           Attn:    Steven M. Rathkopf, Esq.

                                    Richard M. Morris, Esq.
                           Fax: (212) 889-7577

                           and to:

                           JAH I/O LLC
                           2 Manhattanville Road
                           Purchase, New York 10577
                           Attn: Jon L. Halpern

                           and to:

                           Battle, Fowler LLP
                           75 East 55th Street
                           New York, New York 10022
                           Attn:    Michael Mishaan, Esq.
                           Fax:  (212) 856-7811

                  (f) if to any of the Other Holders, to the respective Other Holder as set forth below:

                           David W. Beale
                           3230 Hewlett Avenue
                           Merrick, New York 11564

                           Thomas S. Shattan
                           930 Park Avenue
                           New York, New York 10028

                           Kate Dundes Shattan
                           930 Park Avenue
                           New York, New York 10028

                           Thomas S. Shattan and
                           Kate Dundes Shattan Trust
                           FBO Cecily Bay Shattan,
                           Gregory E. Mendel, Trustee
                           930 Park Ave.
                           New York, New York 10028

                           Thomas S. Shattan and
                           Kate Dundes Shattan Trust
                           FBO Ward Harrison Shattan,
                           Gregory E. Mendel, Trustee
                           930 Park Ave.
                           New York, New York 10028

                           Gregory E. Mendel
                           354 Hartshorn Drive
                           Short Hills, New Jersey 07078

                           Nancy Warshauer Mendel
                           Cust for Erica Brooke Mendel UTMA NJ
                           354 Hartshorn Drive
                           Short Hills, New Jersey 07078

                           Nancy Warshauer Mendel
                           Cust for David Ross Mendel UTMA NJ
                           354 Hartshorn Drive
                           Short Hills, New Jersey 07078

                           G. Kevin Fechtmeyer
                           5 Jackie Lane
                           Westport, Connecticut 06880
                           Facsimile No.: (203) 222-8231

                           The Shattan Group LLC
                           590 Madison Avenue, 18th Floor
                           New York, New York 10022
                           Attn: Thomas S. Shattan
                           Facsimile: (212) 308-5205

                           Arnold L. Cohen
                           105 Captain Road
                           North Woodmere, New York 11581

                           Barbara Cohen
                           105 Captain Road
                           North Woodmere, New York 11581

                           Louis Perlman
                           1239 Veedor Drive
                           Hewlett Bay Park, New York 11557

                           Louis Perlman IRA Rollover,
                           Gruntal & Co., LLC Custodian
                           1239 Veedor Drive
                           Hewlett Bay Park, New York 11557

                           Wilma Perlman
                           1239 Veedor Drive
                           Hewlett Bay Park, New York 11557

                           William E. Phillips
                           200 North Cove Road
                           Old Saybrook, Connecticut 06475

                           Michael Phillips
                           30 Winchester Drive
                           Atherton California 94027

                           Thomas Phillips and Tracy Phillips
                           43 Jennifer Lane
                           New Canaan, Connecticut 06840

                           Willis Pember and Sarah Pember
                           P.O. Box 8073
                           Aspen, Colorado 81612

                           Alan M. Langer
                           Strawberry Lane
                           Irvington, New York 10533

                           Laura J. Kozelouzek
                           50 West 72nd Street
                           Apt. 712
                           New York, New York 10023

                           Edward M. Caravalho
                           39 16th Street
                           West Babylon, New York 11704

                           Daniel Felix Robitaille
                           2 Fadore Lane
                           Apt. 6-G
                           Yonkers, New York 10710

                           Deborah Baker
                           28 Cove Road
                           South Salem, New York 10590

                           M.L.P.F. & S. Custodian for Deborah Baker
                           28 Cove Road
                           South Salem, New York 10590

                           Kelly J. Besecker
                           21930 Hyde Park Drive
                           Ashburn, Virginia 20147

                           Jerry Daniels
                           166 East 63rd Street
                           Apt. 11C
                           New York, New York 10021

                           Mitchell Knecht
                           37 Barnside Road
                           Short Hills, New Jersey 07078

                           Linda Harris
                           340 East 93rd Street, # 6L
                           New York, New York 10128

                           Bonnie Deininger
                           4342 Laclede Place
                           St. Louis, Missouri 63108

                           G. Lee Bohs
                           1720 Clockwater Drive
                           Westchester, Pennsylvania 19380

                           David L. Warnock
                           c/o Cahill, Warnock & Co.
                           1 South Street, Suite 2150
                           Baltimore, Maryland 21202

                           Bennett Schmidt
                           31 West 93rd Street
                           Apt. 1C/2C
                           New York, New York 10025

                           Peter Samitt
                           15 West 104th Street
                           Apartment 1B
                           New York, New York 10025

                           Carol Whalin
                           350 East 79th Street
                           Apt C
                           New York, New York 10021

                           Donaldson Lufkin & Jenrette
                           Custodian for Dottie Wight
                           8 Bohler Lane
                           Atlanta, Georgia 30327

                           Leslie Flynn
                           223 Hillside Place
                           Eastchester, New York 10709

                           Winnie Huynh
                           108-10 66th Avenue
                           Forest Hills, New York 11375

                           Rommel Mapa
                           47-28 Parsons Boulevard
                           Flushing, New York 11355

                           Debbie Klein
                           737 North Broadway
                           Hastings, New York 10706

                           Rita Michaelson
                           301 East 62nd Street
                           New york, New York 10021

                           Susan Melchner
                           150 Larchmont Avenue
                           Larchmont, New York 10538

                           Gerald Kaminsky
                           136 Harold Road
                           Woodmere, New York 11598

                           Bettylu Saltzman
                           161 Chicago Avenue East
                           Chicago, Illinois 60611

                           Alan Goldberg
                           10 Kenneth Court
                           Kings Point, New York 11024

                           Francis G. Hickey, Jr.
                           6333 North Scottsdale
                           Casita No. 6
                           Scottsdale, Arizona 85253

                           Peggyanne Kahn
                           5 Lakewood Lane
                           Larchmont, New York 10538

                           William Spier
                           One West 81st Street, Apt. 5-D
                           New York, New York 10024

                           Samuel Klutznick
                           111 East Wacker Drive
                           Suite 2400
                           Chicago, Illinois 60601

                           Peter A. Halstead, Trustee
                           for Eliza Finkelstein
                           Tippet Alley
                           P.O. Box 1454
                           Edwards, Colorado 81632-1454

                           Peter A. Halstead, Trustee
                           for Jennifer Finkelstein
                           Tippet Alley
                           P.O. Box 1454
                           Edwards, Colorado 81632-1454

                           Tippet Partners
                           Tippet Alley
                           P.O. Box 1454
                           Edwards, Colorado 81632-1454

                           Karen Scharfberg
                           1058 Kingsley Road
                           Rydal, Pennsylvania 19046

                           Douglas Scharfberg
                           1058 Kingsley Road
                           Rydal, Pennsylvania 19046

                           Bette Ann Spielman
                           33 The Oaks
                           Roslyn, New York 11576

                           The Spielman Group
                           c/o Bette Ann Spielman
                           General Partner
                           33 The Oaks
                           Roslyn, New York 11576

                           Gerald Spielman
                           Fortrend International, LLC
                           7960 L'Aquila Way, First Floor
                           Delray Beach, FL 33446

                           Robert Spielman
                           7 Windemere Crest
                           Woodbury, New York 11797

                           Robin Spielman
                           7 Windemere Crest
                           Woodbury, New York 11797

                           4364 Kasso Circle Realty, Inc. Profit Sharing Plan c/o Stanley Spielman and Phyllis Spielman, Trustees 7 Acric Court
                           Manhasset, New York 11030

                           Stanley Spielman
                           7 Acric Court
                           Manhasset, New York 11030

                           Stanley Spielman, IRA
                           7 Acric Court
                           Manhasset, New York 11030

                           Kenneth Witover
                           12 Sabine Road
                           Oyster Bay Cove
                           Syosset, New York 11791

                           Erica Witover
                           12 Sabine Road
                           Oyster Bay Cove
                           Syosset, New York 11791

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, 3 business days after dispatch.

         9.8 Binding Effect;  Assignment.  This Agreement,  including the rights
             ---------------------------
and  conditions  contained  herein in  connection  with  disposition  of Shares,
Warrants or Options shall be binding upon the parties hereto, together with their respective executors, administrators, successors, Personal representatives, heirs and assigns permitted under this Agreement.

         9.9 Governing Law. This  Agreement  shall be governed by, and construed
             -------------
in accordance with, the laws of the State of New York for contracts executed and to be fully performed in such state and without regard to principles regarding conflict of laws.

         9.10  Severability.  If any  provision of this  Agreement is held to be
               ------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         9.11 Entire Agreement. This Agreement together with the Certificates of
              ----------------
Designation and the Warrants and Options embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. To the extent that any provision contained herein conflicts or is otherwise inconsistent with any provision contained in the Warrants or Options, including, without limitation, any provision relating to preemptive rights, the provisions contained herein shall be controlling.

         9.12 Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which shall be deemed an original, but all of which together shall constitute one instrument.

         9.13  Amendment;  Waiver.  This  Agreement may be amended,  modified or
               ------------------
supplemented only by a written instrument executed by the Company and Securityholders holding Common Stock Equivalents in excess of 66-2/3% of the Common Stock Equivalents that are then subject to this Agreement (which approving Securityholders shall include each Securityholder who, either alone or together with its Affiliates, holds 2% or more of the Common Stock Equivalents that are then subject to this Agreement); provided, however, that
                                                       --------   -------
any amendment, modification or supplement that would (i) impose additional restrictions on any Securityholder's right to transfer its Options, Warrants or Shares or eliminate any Securityholder's rights under the Agreement to transfer its Options, Warrants or Shares pursuant to Article 4, in each case in a manner that does not affect all similarly situated Securityholders equally, or (ii) materially and adversely affect any Securityholder's registration rights (other than as a result of any increase in the number of shares that may be covered by such registration rights), in each case in a manner that does not affect all similarly situated Securityholders equally, or preemptive rights shall, in each case, require the approval of each such affected Securityholder. Section 4.7(c) and Section 5.4 of this Agreement shall not be permitted to be amended without the consent of the Required Banks.

         9.14 Captions.  The captions of this  Agreement are for  convenience of
              --------
reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         9.15 Waivers.  (a) By executing  this  Agreement,  each  Securityholder
              -------
shall be deemed to have waived any preemptive rights such Securityholder may have had under this Agreement or under any other instrument or agreement in connection with the issuance and sale of Series C Preferred Stock pursuant to the Merger Agreements.

         (b) By executing this Agreement, each Securityholder who had the right to receive information concerning the Company pursuant to the provisions of the First Series A Stock Purchase Agreement, the Second Series A Stock Purchase Agreement or the Series B Stock Purchase Agreement shall be deemed to have irrevocably waived the right to receive any such information. The foregoing waiver shall not limit the rights of any Securityholder to receive information pursuant to Section 9.1 hereof.

         9.16 Subsequent Option Grants. In the event of any grant by the Company
              ------------------------
of any Option pursuant to the Company's 1996 Stock Option Plan, (i) if the grantee is a party to this Agreement, such Options and Option Shares shall automatically, and without any action on the part of such grantee, become subject to the provisions of this Agreement, and (ii) if the grantee is not a party to this Agreement, such grantee shall become a party with respect to such Options and Option Shares by executing a signature page hereto. Schedule 1 hereto shall be amended by the Company, without any action on the part of any Securityholder, from time to time to reflect such additions. The Company shall not be required to give notice to any Securityholder of any such amendments to
Schedule 1 but shall, upon the request of any Securityholder,  provide a copy of
Schedule 1, as so amended.

         9.17  Non-Competition.  (a) Each of the Cahill  Holders,  the Northwood
              ----------------
Holders, the RSI Beneficial Holders and the JAH Beneficial Holders (each of the foregoing Persons, a "Non-Competing Party" and collectively, the "Non-Competing
                      -------------------                          -------------
Parties")  shall not, and shall cause each of its Affiliates  Controlled by such
-------
Person not to, directly or indirectly, (i) "Compete" with the Company, or act as a director, officer, consultant to, or as an employee of, any Person that directly or indirectly Competes with the Company, or (ii) knowingly own or control any voting securities or other securities convertible into voting securities in any Person that Competes with the Company. A Person shall be deemed to "Compete" with the Company, for purposes of this Section 9.17, if a business conducted by such Person is materially competitive with the Prohibited Business. In determining whether a business conducted by a Person is materially competitive with the Prohibited Business, the factors to be considered shall include, without limitation, the respective customer base and distribution channels of such Person and the Prohibited Business with respect to the specific products and services which compete with each other. Notwithstanding the foregoing, a Person shall not be deemed to Compete with the Company if it offers for sale one or more products or services which are part of the Prohibited Business so long as the provision of any such products or services taken in the aggregate are not materially competitive with the Prohibited Business. In the event that the Company believes that any proposed investment or the conduct of any business by any Non-Competing Party would violate such restrictions, it shall so notify such Non-Competing Party within six months after receipt of written notice from the Non-Competing Party of such investment or business. The failure of the Company to so notify such Non-Competing Party within such six-month period shall constitute an irrevocable waiver of the Company's right to contest such investment or business.

                  (b) Notwithstanding the foregoing, each of the Non-Competing Parties shall be permitted to make an investment in any Person whose business Competes with the Company, provided that within 9 months after the consummation of such investment, such Person ceases to engage in the business which Competes with the Company provided, that if there is a dispute with respect to whether an investment Competes, then any required divestiture shall not be required until nine (9) months after the date of final determination of such Dispute adverse to the Non-Competing Party. If such Person ceases to engage in the business which Competes with the Company through the divestiture of the competing business lines (including any divestiture following a final determination described above), the Non-Competing Party shall use and cause each of its Affiliates Controlled by it to use its reasonable good faith efforts to offer the Company the first opportunity to acquire such business lines which such Person is divesting.

                  (c) Nothing in this Section 9.17 shall limit the right of (i) the RSI Beneficial Holders to provide products and services under the terms of the Intercompany Agreement, or (ii) any Non-Competing Party to own not more than 4.9% of the outstanding shares of a corporation or other entity whose shares or other equity or debt interests are listed on any United States national or regional securities exchange or reported by NASDAQ or any successor thereto. In the event of a final determination by a court of competent jurisdiction that any Non-Competing Party has breached the covenants in this Section 9.17, then, except as set forth in Section 9.17(d) below, the Company shall be entitled to all available remedies at law and in equity for such breach. It is acknowledged and agreed that no provision of this Section 9.17 shall require any Non-Competing Party to divest or refrain from conducting any investment or business (a "Pre-Existing Business") which it acquired or developed prior to the
             ---------------------
time that, as a result of  developments  of or  modifications  to the Prohibited
Business, such Pre-Existing Business taken as a whole Competes with the Prohibited Business. However, the restrictions set forth in Section 9.17 shall apply to such Pre-Existing Business if, as a result of developments of or modifications to such Pre-Existing Business, such Pre-Existing Business taken as a whole then Competes with the Prohibited Business.

                    (d) In the  event  of a final  determination  by a court  of competent jurisdiction that any of the RSI Beneficial Holders or the JAH Beneficial Holders has breached the covenants in this Section 9.17, then, without duplication or limitation of any rights and remedies that may be available to the Company under the Intercompany Agreement, the Company shall have the right to recover the profits (taking into account the consideration set forth in the last sentence of this Section 9.17(d)), to the RSI Beneficial Holders and their Affiliates (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders and their Affiliates (in the case of a breach of this Section 9.17 by any of the JAH
Beneficial Holders) derived from the operations of the business or investment that has been determined to Compete with the Company for the period commencing on the notification of a dispute with respect to such business or investment pursuant to Section 9.17 hereof and ending on the earlier to occur of (i) the date of divestiture of the business line that Competes with the Company, (ii) the termination of the Intercompany Agreement in accordance with the terms thereof (solely in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders), and (iii) the exercise of the Call Right (as defined below) or the conversion of the Class B Common Stock described below, as applicable (which right to recover profits (taking into account the consideration set forth in the last sentence of this Section 9.17(d)) shall be Alliance's sole and exclusive remedy at law and in equity for such breach other than Alliance's rights set forth in this Section 9.17(d), (e) and (f) and in the Intercompany Agreement). Further, in the event that such final determination occurs (x) prior to an Initial Public Offering, the Company shall have the right to acquire all of the Shares, Options and Warrants then Beneficially Owned by the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) in accordance with the provisions of Section 9.17(e) and the rights granted to the Series C Holders pursuant to this Agreement shall terminate to the extent provided in Section 9.17(e), or (y) after an Initial Public Offering: (1) all of the shares of Class B Common Stock shall automatically, and without any action on the part of any Person, convert into an equal number of shares of Class A Common Stock; provided, however, that if only the JAH Beneficial Holders are the parties that
--------   -------
have been determined to breach the provisions of this Section 9.17, then only the shares of Class B Common Stock then Beneficially Owned by such JAH Beneficial Holders shall be converted as described above; (2) all of the rights of the RSI Beneficial Holders and the Series C Holders that survive an Initial Public Offering shall automatically terminate and be of no further force and effect; provided, however, that if only the JAH Beneficial Holders are the
         --------   -------
parties that have been determined to breach the provisions of this Section 9.17, then such rights shall survive in accordance with their terms; and (3) any Directors then serving that are Affiliates or appointees (other than Jon A. Halpern who shall continue to serve as a Director if the JAH Beneficial Holders would then remain entitled to designate a Director under the provisions of
Section 9.17(e) (assuming for the purpose of applying said Section 9.17(e) to this clause (3) that an Initial Public Offering has not occurred) and other than the Special Series C Director if he is then serving), of the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) shall immediately resign or shall be removed from the Board. Nothing herein shall preclude the RSI Beneficial Holders or the JAH Beneficial Holders from exercising their rights as holders of Common Stock following any automatic conversion of the Class B Common Stock, including, without limitation, the right to vote for, and nominate Directors, in accordance with the

Company's Articles of Incorporation and By-Laws and applicable law. The Company agrees that, following any automatic conversion of the Class B Common Stock, it shall continue to hold its annual meetings for stockholders in accordance with the Company's By-laws. Notwithstanding the foregoing, the Company shall not have the rights described in clause (x) of the second preceding sentence and the actions described in clause (y) of the second preceding sentence shall not occur if, within thirty days after the final determination referred to in the first sentence of this Section 9.17(d), the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders), at its option, delivers written notice to the Company that the business line which Competes with the Company will be divested, and such divestiture is actually completed within nine months after the date of such final determination. If a breach of the covenant contained in this Section 9.17 arises out of an investment in an entity that is not a wholly owned subsidiary of a Non-Competing Party or its Affiliates (an "Acquired Competing Party"),
                                                   --------------------------
then, for purposes of this Section 9.17(d), the profits referred to herein shall include only those profits that a Non-Competing Party or its Affiliates (other than the Acquired Competing Party and its Affiliates Controlled by such Acquired Competing Party) shall have received and the portion of the profits of the Acquired Competing Party as to which such Non-Competing Party or its Affiliates (other than the Acquired Competing Party and its Affiliates Controlled by such Acquired Competing Party) would be entitled by virtue of their proportionate ownership in the Acquired Competing Party (whether or not such profits have been distributed to a Non-Competing Party or its Affiliates).

                  (e) The  Company  shall have the right  (the "Call  Right") to
                                                                -----------
acquire, upon written notice delivered to RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) within 30 days after the final determination referred to in the first sentence of Section 9.17(d) (only if such final determination occurs prior to an Initial Public Offering), all (but not less than all) of the Shares (including any Class B Common Stock acquired upon conversion of the Series C Preferred Stock), Options and Warrants then Beneficially Owned by the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) at the fair market value of such Shares, Options and Warrants at the time of exercise of the Call Right (without giving effect to any actions that the Company may take to effectuate the payment of the Call Purchase Price (as defined below) and without giving effect to the impact, if any, of any termination of the Intercompany Agreement) as determined pursuant to and in accordance with the appraisal procedures set forth in Section 5.3 hereof. The aggregate amount payable to RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) upon exercise of the Call Right shall be referred to herein as the "Call Purchase Price." Upon
                                                   ---------------------
exercise of the Call Right with respect to the RSI Beneficial Holders, the Company shall be required to pay to such RSI Beneficial Holders in immediately available funds an amount equal to the lesser of (1) 10% of the estimated Call Purchase Price, and (ii) $7,000,000, which amount shall be refunded to the Company in the event that the Call Right shall not be consummated due to the failure of the RSI Beneficial Holders to deliver the Shares, Options and Warrants that are the subject of the Call Right. Upon exercise of the Call Right with respect to the JAH Beneficial Holders, the Company shall be required to pay to such JAH Beneficial Holders in immediately available funds an amount equal to the lesser of (i) 10% of the estimated Call Purchase Price, and (ii) $2,800,000, which amount shall be refunded to the Company in the event that the Call Right shall not be consummated due to the failure of the JAH Beneficial Holders to deliver the Shares, Options and Warrants that are the subject of the Call Right. Following any exercise of the Call Right, the Series C Holders and the Series C Preferred Directors shall not utilize any of the rights granted to any of them pursuant to this Agreement or under the Series C Certificate of Designation to prohibit the Company from taking any actions reasonably necessary to effect the consummation of the Call Right. The closing of the purchase by the Company of the Shares, Options and Warrants that are the subject of the Call Right shall occur at the Company's principal office, or at such other place as shall be mutually agreeable to the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) and the Company as soon as possible (and in any event within 9 months after the final determination referred to in Section 9.17) (such date of closing being hereinafter referred to as the "Call Closing Date").
                                                          -------------------
Notwithstanding anything to the contrary contained herein, if the Call Right has been exercised and an Initial Public Offering (as evidenced by a filing of a registration statement with the Securities and Exchange Commission) or a Rule 144A offering is pending or is being undertaken in connection with the exercise of the Call Right, then, (x) the Call Closing Date shall occur prior to or contemporaneous with the consummation of such offering, and (y) the payment of the Call Purchase Price shall be made in immediately available funds at a price per share equal to the greater of (i) the price per share of Common Stock in such offering and (ii) the fair market value of a share of Common Stock as determined in accordance with the first sentence of this Section 9.17(e). At the Call Closing Date, each of the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) shall surrender to the Company any Options, Warrants and the certificate or certificates representing its Shares, in each case free and clear of all Encumbrances and the Company shall pay the Call Purchase Price by wire transfer in immediately available funds to an account designated by the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders). Notwithstanding the foregoing, the Company shall be permitted to pay the Call Purchase Price by delivery of a subordinated note payable in three annual installments of principal commencing on the first anniversary of the Call Closing Date, with interest at an annual rate equal to 3-1/2% plus the Prime Rate. Upon payment of the Call Purchase Price, any Directors then serving that are Affiliates or appointees (other than Jon A. Halpern if the JAH Beneficial Holders remain entitled to designate a director under the provisions of this Section 9.17(e) and other than the Special Series C Director if he is then serving) of the RSI Beneficial Holders (in the case of a breach of this Section 9.17 by any of the RSI Beneficial Holders) or the JAH Beneficial Holders (in the case of a breach of this Section 9.17 by any of the JAH Beneficial Holders) shall immediately resign or shall be removed from the Board. In the event of a breach of this
Section 9.17 by any of the RSI Beneficial Holders and upon payment of the Call Purchase Price to the RSI Beneficial Holders, all of the rights of the RSI Beneficial Holders and the Series C Holders contained in this Agreement shall automatically terminate and be of no further force and effect; provided,
                                                                       --------
however,  that (x) the JAH Beneficial
-------

Holders shall have the right to designate that number of Directors as are equal to the number of Directors they would have had the right to designate pursuant to Section 8.1(e), assuming that the shares of Series C Preferred Stock Beneficially Owned by such JAH Beneficial Holders had been converted to Class B Common Stock as provided therein and that there were no other outstanding shares of Class B Common Stock, (y) for purposes of any Super-Majority Approval requirements thereafter, any Directors designated by the JAH Beneficial Holders or any other Series C Holders shall not be considered Series C Preferred Directors but any actions specified in Sections 3.1(e), 3.1(f), and 3.1(j) shall require the approval of a majority of the Directors then designated by the JAH Beneficial Holders and (z) the JAH Beneficial Holders shall remain entitled to exercise the rights granted to all Securityholders generally as set forth in
Section 3.2, Article IV, Article V, Article VI, and Section 7.1(a) which rights shall survive in accordance with their terms. Notwithstanding the previous sentence, if the JAH Beneficial Holders shall Beneficially Own less than 10% of the Series C Adjusted Fully Diluted Capitalization but shall not have disposed of any shares of Series C Preferred Stock originally issued to them pursuant to the Merger Agreements and shall have exercised in full all rights previously available to them under Section 4.3 and Section 7.1 hereof, then the JAH Beneficial Holders shall be entitled to designate one Director. In the event of a breach of this Section 9.17 by any of the JAH Beneficial Holders, all of the rights of the RSI Beneficial Holders and the Series C Holders contained in this Agreement shall survive in accordance with their respective terms. In the event of the Company's failure to exercise the Call Right or pay the Call Purchase Price, the rights of the Series C Holders shall remain unaffected.

                  (f) Upon exercise of the Call Right, the Company shall request the Required Banks to consent to such exercise. The Company shall not be required to consummate the Call Right, and the exercise of such Call Right shall be deemed rescinded and withdrawn and of no force and effect and no RSI Beneficial Holder or JAH Beneficial Holder, as the case may be, shall have any rights or remedies to enforce the Call Right, until such time as all Obligations (as defined in the Credit Agreement) shall have been paid in full in cash, unless the Required Banks have consented in writing to the exercise of the Call Right. The Company may assign the Call Right, in whole or in part, to any Person provided that such Person must pay the Call Purchase Price with respect to any Shares, Options or Warrants acquired by it in immediately available funds.

                  (g) The prohibitions set forth in this Section 9.17 shall apply to each of the Cahill Holders and the Northwood Holders only so long such Cahill Holders or Northwood Holders maintain Beneficial Ownership in the aggregate of 50% or more of the Common Stock Equivalents (excluding Warrant Shares) initially acquired by them pursuant to the First Series A Stock Purchase Agreement and the Second Series A Stock Purchase Agreement. The prohibitions set forth in this Section 9.17 shall apply to the JAH Beneficial Holders for so long as such JAH Beneficial Holders maintain Beneficial Ownership in the aggregate of 50% or more of the Common Stock Equivalents initially acquired by them pursuant to the merger of a wholly owned subsidiary of the Company and Interoffice Superholdings Corporation. The prohibitions set forth in this Section 9.17 shall apply to the RSI Beneficial Holders for so long as such RSI Beneficial Holders maintain Beneficial Ownership in the aggregate of 15% or more of the Series C Adjusted Fully Diluted Capitalization.

                         [NO FURTHER TEXT ON THIS PAGE]

                            [SIGNATURE PAGES FOLLOW]

                                   SCHEDULE 1
                                       TO

               FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
                           DATED AS OF JANUARY 8, 1999

                           HOLDINGS OF SECURITYHOLDERS

                                                                                                  NUMBER OF          NUMBER OF
                                                                                                  SHARES OF          SHARES OF
                                                                                                   COMMON             COMMON
                                                                                                   STOCK              STOCK
                        NUMBER           NUMBER OF          NUMBER OF          NUMBER OF          ISSUABLE           ISSUABLE
                       OF SHARES         SHARES OF          SHARES OF          SHARES OF             ON                 ON
                          OF              SERIES A           SERIES B           SERIES C          EXERCISE           EXERCISE
                        COMMON           PREFERRED          PREFERRED          PREFERRED             OF             OF OPTIONS
NAME:                   STOCK:             STOCK:             STOCK:             STOCK:           WARRANTS:           GRANTED:
----                    -----              -----              -----              -----            --------            -------
CAHILL-
WARNOCK
STRATEGIC                      0          4,448,096            593,327                  0            667,214                  0
PARTNERS FUND,
L.P.

STRATEGIC                      0            246,464             32,875                  0             36,970                 0
ASSOCIATES, L.P.

NORTHWOOD                      0          1,833,813            240,681                  0            183,382                  0
VENTURES LLC

NORTHWOOD
CAPITAL                        0            352,092             45,692                  0             35,210                  0
PARTNERS LLC

KUHN, LOEB &                   0            146,705             21,523                  0             14,670                  0
CO.

HENRY T.                       0             14,670              1,098                  0              1,466             15,000
WILSON

PARIBAS, acting
through its Cayman             0                  0                  0                  0             90,958                  0
Islands Branch

PARIBAS NORTH                  0                  0            662,350                  0                  0                  0
AMERICA

INTEROFFICE
SUPERHOLDINGS                  0                  0                  0         11,567,247                  0                  0
LLC



                                                                  1

                                                                                                  NUMBER OF          NUMBER OF
                                                                                                  SHARES OF          SHARES OF
                                                                                                   COMMON             COMMON
                                                                                                   STOCK              STOCK
                        NUMBER           NUMBER OF          NUMBER OF          NUMBER OF          ISSUABLE           ISSUABLE
                       OF SHARES         SHARES OF          SHARES OF          SHARES OF             ON                 ON
                          OF              SERIES A           SERIES B           SERIES C          EXERCISE           EXERCISE
                        COMMON           PREFERRED          PREFERRED          PREFERRED             OF             OF OPTIONS
NAME:                   STOCK:             STOCK:             STOCK:             STOCK:           WARRANTS:           GRANTED:
----                    -----              -----              -----              -----            --------            -------

RECKSON OFFICE                 0                  0                  0          1,318,633                  0                  0
CENTERS LLC

ARNOLD WIDDER                  0                  0                  0            439,544                  0                  0

DAVID W. BEALE         1,173,653                  0            200,000                  0                  0          1,275,000

THOMAS S.                      0                  0             16,196                  0            273,310                  0
SHATTAN

KATE SHATTAN                   0                  0                429                  0                  0                  0

THOMAS
SHATTAN AND
KATE SHATTAN                   0                  0              1,895                  0                  0                  0
TRUST FBO
WARD SHATTAN

THOMAS
SHATTAN AND
KATE SHATTAN                   0                  0              1,895                  0                  0                  0
TRUST FBO
CECILY SHATTAN

GREGORY E.                     0                  0             40,670                  0            163,986                  0
MENDEL

NANCY MENDEL
(CUST. FOR ERICA
BROOKE                         0                  0              4,210                  0                  0                  0
MENDEL)

NANCY MENDEL
(CUST. FOR
DAVID ROSS                     0                  0              4,210                  0                  0                  0
MENDEL)

G. KEVIN                       0                  0                  0                  0            109,324                  0
FECHTMEYER

THE SHATTAN                    0                  0                  0                  0              3,680                  0
GROUP LLC



                                                                  2

                                                                                                  NUMBER OF          NUMBER OF
                                                                                                  SHARES OF          SHARES OF
                                                                                                   COMMON             COMMON
                                                                                                   STOCK              STOCK
                        NUMBER           NUMBER OF          NUMBER OF          NUMBER OF          ISSUABLE           ISSUABLE
                       OF SHARES         SHARES OF          SHARES OF          SHARES OF             ON                 ON
                          OF              SERIES A           SERIES B           SERIES C          EXERCISE           EXERCISE
                        COMMON           PREFERRED          PREFERRED          PREFERRED             OF             OF OPTIONS
NAME:                   STOCK:             STOCK:             STOCK:             STOCK:           WARRANTS:           GRANTED:
----                    -----              -----              -----              -----            --------            -------

ARNOLD L.                230,000            116,506             59,739                  0             11,652            100,000
COHEN

BARBARA COHEN                  0             50,000              1,938                  0              5,000                  0

LOUIS PERLMAN          1,011,205             66,506                  0                  0              6,652            330,000

LOUIS PERLMAN                  0                  0            100,000                  0                  0                  0
IRA ROLLOVER

WILMA PERLMAN                  0            100,000                  0                  0             10,000                  0

WILLIAM E.               178,333             43,034                  0                  0              4,302             50,000
PHILLIPS

MICHAEL                   10,000                  0                  0                  0                  0                  0
PHILLIPS

THOMAS AND                10,000                  0                  0                  0                  0                  0
TRACY PHILLIPS

WILLIS AND                10,000                  0                  0                  0                  0                  0
SARAH PEMBER

ALAN M. LANGER            80,000             76,287             95,825                  0              7,628            205,000

LAURA J.                       0             50,000             10,526                  0              5,000            160,000
KOZELOUZEK

EDWARD M.                      0             10,000              5,211                  0              1,000             15,000
CARAVALHO

DANIEL FELIX                   0              5,868                  0                  0                586              7,500
ROBITAILLE

DEBORAH BAKER                  0             14,670              3,789                  0              1,466                  0

MLPF&S CUST
FOR DEBORAH                    0                  0             12,000                  0                  0                  0
BAKER



                                                                  3

                                                                                                  NUMBER OF          NUMBER OF
                                                                                                  SHARES OF          SHARES OF
                                                                                                   COMMON             COMMON
                                                                                                   STOCK              STOCK
                        NUMBER           NUMBER OF          NUMBER OF          NUMBER OF          ISSUABLE           ISSUABLE
                       OF SHARES         SHARES OF          SHARES OF          SHARES OF             ON                 ON
                          OF              SERIES A           SERIES B           SERIES C          EXERCISE           EXERCISE
                        COMMON           PREFERRED          PREFERRED          PREFERRED             OF             OF OPTIONS
NAME:                   STOCK:             STOCK:             STOCK:             STOCK:           WARRANTS:           GRANTED:
----                    -----              -----              -----              -----            --------            -------

KELLY J.                       0                  0              1,500                  0                  0            150,000
BESECKER

JERRY DANIELS                  0                  0            108,813                  0                  0            150,000

MITCHELL                       0                  0             11,000                  0                  0             25,000
KNECHT

LINDA HARRIS                   0                  0             13,801                  0                  0             25,000

BONNIE                         0                  0              2,500                  0                  0             50,000
DEININGER

DAVID L.                       0                  0                  0                  0                  0             15,000
WARNOCK

G. LEE BOHS                    0                  0              7,068                  0                  0             15,000

BENNETT                        0                  0              2,500                  0                  0                  0
SCHMIDT

PETER SAMITT                   0                  0                  0                  0                  0              9,500

CAROL WHALIN                   0                  0             11,801                  0                  0             50,000

DONALDSON
LUFKIN
JENRETTE CUST.                 0                  0             10,000                  0                  0                  0
FOR DOTTIE
WIGHT

LESLIE FLYNN                   0                  0                  0                  0                  0              5,000

WINNIE HUYNH                   0                  0                  0                  0                  0              1,000

ROMMEL MAPA                    0                  0                  0                  0                  0              1,000

DEBBIE KLEIN                   0                  0                  0                  0                  0              1,000



                                                                  4

                                                                                                  NUMBER OF          NUMBER OF
                                                                                                  SHARES OF          SHARES OF
                                                                                                   COMMON             COMMON
                                                                                                   STOCK              STOCK
                        NUMBER           NUMBER OF          NUMBER OF          NUMBER OF          ISSUABLE           ISSUABLE
                       OF SHARES         SHARES OF          SHARES OF          SHARES OF             ON                 ON
                          OF              SERIES A           SERIES B           SERIES C          EXERCISE           EXERCISE
                        COMMON           PREFERRED          PREFERRED          PREFERRED             OF             OF OPTIONS
NAME:                   STOCK:             STOCK:             STOCK:             STOCK:           WARRANTS:           GRANTED:
----                    -----              -----              -----              -----            --------            -------

RITA                           0                  0                  0                  0                  0                250
MICHAELSON

SUSAN                          0                  0             66,635                  0                  0                  0
MELCHNER

GERALD                         0                  0             26,780                  0                  0                  0
KAMINSKY

BETTYLU                        0                  0             23,914                  0                  0                  0
SALTZMAN

ALAN GOLDBERG                  0                  0             47,179                  0                  0                  0

FRANK HICKEY                   0                  0            284,488                  0                  0                  0

PEGGYANNE                      0                  0             20,426                  0                  0                  0
KAHN

WILLIAM SPIER                  0                  0             23,590                  0                  0                  0

SAMUEL                         0                  0             42,294                  0                  0                  0
KLUTZNICK

PETER HALSTEAD
(TRUSTEE FOR
ELIZA                          0                  0             23,907                  0                  0                  0
FINKELSTEIN)

PETER HALSTEAD
(TRUSTEE FOR
JENNIFER                       0                  0             23,914                  0                  0                  0
FINKELSTEIN)

TIPPET                         0                  0             17,541                  0                  0                  0
PARTNERS

KAREN                          0                  0             28,954                  0                  0                  0
SCHARFBERG

DOUGLAS                        0                  0             18,732                  0                  0                  0
SCHARFBERG



                                                                  5

                                                                                                  NUMBER OF          NUMBER OF
                                                                                                  SHARES OF          SHARES OF
                                                                                                   COMMON             COMMON
                                                                                                   STOCK              STOCK
                        NUMBER           NUMBER OF          NUMBER OF          NUMBER OF          ISSUABLE           ISSUABLE
                       OF SHARES         SHARES OF          SHARES OF          SHARES OF             ON                 ON
                          OF              SERIES A           SERIES B           SERIES C          EXERCISE           EXERCISE
                        COMMON           PREFERRED          PREFERRED          PREFERRED             OF             OF OPTIONS
NAME:                   STOCK:             STOCK:             STOCK:             STOCK:           WARRANTS:           GRANTED:
----                    -----              -----              -----              -----            --------            -------

SPIELMAN                       0                  0             25,035                  0                  0                  0
GROUP

GERALD                         0                  0             61,346                  0                  0                  0
SPIELMAN

ROBERT                         0                  0             62,898                  0                  0                  0
SPIELMAN

ROBIN SPIELMAN                 0                  0             20,426                  0                  0                  0

KASSO CIRCLE
REALTY, INC.
PROFIT SHARING                 0                  0             22,238                  0                  0                  0
PLAN

STANLEY                        0                  0             18,380                  0                  0                  0
SPIELMAN

STANLEY                        0                  0              8,771                  0                  0                  0
SPIELMAN, IRA

KENNETH                        0                  0             18,380                  0                  0                  0
WITOVER

ERICA WITOVER                  0                  0             11,961                  0                  0                  0

TOTALS                 2,703,191          7,574,711          3,222,851         13,325,424          1,633,456          2,655,250


                                                                  6

                                   SCHEDULE 2
                         SERIES C ADJUSTED FULLY DILUTED
                        CAPITALIZATION SAMPLE CALCULATION
                        ---------------------------------

                            Fully Diluted              Adjusted Fully Diluted          Series C Adjusted Fully
Class of Security           Capitalization                 Capitalization              Diluted Capitalization
-----------------           --------------          -----------------------------      ----------------------
Class A Common                   4,901,868                  4,901,868                    4,901,868
Series A Preferred               7,574,711                  7,574,711                    7,574,711
Series B Preferred*              3,222,851                  3,222,851                    3,222,851
Series C Preferred              13,325,424                 13,325,424                   13,325,424
1996 Plan Options                1,375,250                  1,375,250                    1,375,250
Other Pre Merger
 Options & Warrants              2,913,456                  2,913,456                    2,913,456
                               -----------                -----------                  -----------
                                33,313,560                 33,313,560                   33,313,560
1998 Option Plan**               2,701,099                    300,000                            0
                               -----------                -----------                  -----------
                                36,014,659                 33,613,560                   33,313,560
Other Post Merger
  Rights, Options &
  Warrants***                            0                          0                            0
Merger Shares****                2,000,000                  2,000,000                            0
                               -----------                -----------                  -----------
                                38,014,659                 35,613,560                   33,313,560
IPO Shares*****                  9,000,000                  9,000,000                    8,103,186
                               -----------                -----------                  -----------
Total                           47,014,659                 44,613,560                   41,416,746

______________
          * Includes 1,930,062 shares issued in connection with the initial offering of Series B Preferred in April 1998 and 1,292,789 shares issued in connection with the LP Roll Up and related transactions.

          ** Assumes that all options available for grant under the 1998 Plan (7.5% of the Fully Diluted capitalization) have been granted, and that 300,000 of those options are exercisable and "in the money".

          *** Assumes that no rights, options or warrants have been granted post Merger other than under the 1998 Plan.

          **** Assumes an acquisition has been made by merger in which 2,000,000 shares of common stock were issued.

          ***** Assumes an IPO of 9,000,000 shares at $15 per share ($135,000,000 total). Under Section 7.1(b), of the first 7,142,857 shares ($107,142,855), the Series C Holders can purchase 30% or 2,142,857 shares ($32,142,855), leaving
                  5,000,000 shares for the public ($75,000,000), and the Series C Holders can purchase all of the balance of 1,857,143 shares ($27,857,145), for total purchases by the Series C Holders of 4,000,000 shares ($60,000,000).

The computation of Series C Adjusted Fully Diluted Capitalization, Backlog CSE's and Unused Backlog CSE's is as follows (the explanation of the calculation of the numbers is in the following paragraphs):

Adjusted Fully Diluted Capitalization                                           44,613,560

Less clause (i) of definition (Backlog CSE's):
         1998 Plan Options                                  300,000
         Merger shares                                    2,000,000
         Initial Public Offering shares                   3,196,814              (5,496,814)
                                                          ---------              ----------

                                                                                 39,116,746

Plus clause (ii) of definition:

          Backlog   CSE's  as  to  which
          Series  C  Holders   have  the
          opportunity     to    exercise
          preemptive   rights   in   the
          Initial Public Offering                                                 2,300,000
                                                                                 ----------
Series C Adjusted Fully Diluted Capitalization                                   41,416,746
                                                                                 ==========


Backlog CSE's (computed above)                                                                                    5,496,814

Less shares under clause (ii) of definition                                                                      (2,300,000)
                                                                                                                  ---------

Unused Backlog CSE's                                                                                              3,196,814
                                                                                                                  =========


Pursuant to the second paragraph of Section 7.1(a), the RSI Beneficial Holders have special preemptive rights to purchase New Securities to increase their Beneficial Ownership to 30% of the Adjusted Fully Diluted Capitalization (assuming for the purposes of this example that such Beneficial Ownership, immediately prior to the merger transaction set forth in this example in which 2,000,000 shares are issued, is 7,995,254 shares (i.e. 60% of the original Series C shares issued)). Therefore, based on the 300,000 exercisable and "in the money" options under the 1998 Plan and the issuance of 2,000,000 shares in the merger transaction, but for the exceptions to the definition of New Securities set forth in clause (v) and (vi) of Section 7.1(a), the RSI Beneficial Holders would have had the right to subscribe to 2,688,726 shares (30% of the Adjusted Fully Diluted Capitalization following the merger of 35,613,560 shares, equals 10,684,068 shares, minus the 7,995,254 shares already

Beneficially Owned, equals 2,688,814 shares). Since this is more than the 2,300,000 shares represented by the 1998 options and the shares being issued in the merger, the full 2,300,000 shares are Unused Backlog CSE's. Note that this example does not give effect to the right of the RSI Beneficial Holders and/or the Series C Holders under the last paragraph of Section 7.1(a) to exercise certain premptive rights with respect to Unused Backlog CSE's prior to an Initial Public Offering.

Pursuant to Section 7.1(b), upon an Initial Public Offering, the Series C Holders are entitled to increase their total Beneficial Ownership to 46% of the Adjusted Fully Diluted Capitalization, subject to the 30% limitation in that provision (assuming for the purposes of this example that such Beneficial Ownership, immediately prior to the Initial Public Offering set forth in this example in which 9,000,000 shares are issued, is 13,325,424 shares (i.e. all of the original Series C Shares issued)). Therefore, upon the issuance of 9,000,000 shares in the Initial Public Offering, but for the 30% limitation, the Series C Holders would have had the right to subscribe to 7,196,814 shares (46% of the Adjusted Fully Diluted Capitalization following the Initial Public Offering of 44,613,560 shares, equals 20,522,238 shares minus the 13,325,424 shares already Beneficially Owned, equals 7,196,814 shares). As result of the 30% limitation, the Series C Holders were only able to purchase 4,000,000 shares in the Initial Public Offering. The difference of 3,196,814 shares is the new total of Unused Backlog CSE's (the calculation has been done inclusive of the previous total of Unused Backlog CSE's). So the increase in Unused Backlog CSE's (from the previous total of 2,300,000 shares) resulting from the Initial Public Offering is 896,814 shares, and the balance of the 9,000,000 shares issued in the Initial Public Offering, 8,103,186 shares, are included in the Series C Adjusted Fully Diluted Capitalization. The difference of 3,196,814 between the total Adjusted Fully Diluted Capitalization and the total Series C Adjusted Fully Diluted
Capitalization shown on the first page hereof equals the total Unused Backlog CSE's calculated above in this paragraph.

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

                                   SCHEDULE 3
                                       TO
               FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
                           DATED AS OF JANUARY 8, 1999

           LIST OF CERTAIN EXECUTIVE PERSONNEL PURSUANT TO SECTION 3.4


T.J. Tison
Joanne McDaniel
Linda Marschall


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